                                                                   EXHIBIT 10.72

                                 LOAN AGREEMENT


                                      among


                              B&B ELECTROMATIC, INC
                                       and
                              GOLSTON COMPANY, INC.
                               each as a Borrower,

                        INTEGRATED SECURITY SYSTEMS, INC.
                               INTELLI-SITE, INC.
                            TRI-COASTAL SYSTEMS, INC.
                              each as a Guarantor,


                                       and


                             THE FROST NATIONAL BANK








                     Dated effective as of January 22, 1999

                                TABLE OF CONTENTS

ARTICLE I -- GENERAL TERMS     1
         Section 1.01          Terms Defined Above.............................................................1
         Section 1.02          Certain Definitions.............................................................1
         Section 1.03          Accounting Principles..........................................................11

ARTICLE II -- AMOUNT AND TERMS OF LOANS.......................................................................11
         Section 2.01          The Loans and Commitment. .....................................................11
         Section 2.02          Interest Rate..................................................................14
         Section 2.03          Notice and Manner of Borrowing.................................................14
         Section 2.04          Application of Cash Sums.......................................................15
         Section 2.05          Computation....................................................................15
         Section 2.06          Voluntary Prepayments and Reborrowings.........................................15
         Section 2.07          Mandatory Prepayments..........................................................16
         Section 2.08          Cross-collateralization and Default............................................16
         Section 2.09          Termination of Commitment......................................................16
         Section 2.10          Prepayment in Full.............................................................16
         Section 2.11          [Reserved].....................................................................17
         Section 2.12          Closing Fee....................................................................17
         Section 2.13          Quarterly Facility Fee.........................................................17
         Section 2.14          Accounts Purchase Agreement....................................................17

ARTICLE III -- REPRESENTATIONS AND WARRANTIES.................................................................17
         Section 3.01          Corporate Existence............................................................17
         Section 3.02          Corporate Power and Authorization..............................................17
         Section 3.03          Binding Obligations............................................................18
         Section 3.04          No Legal Bar or Resultant Lien.................................................18
         Section 3.05          No Consent.....................................................................18
         Section 3.06          Financial Condition............................................................18
         Section 3.07          Investments and Guaranties.....................................................18
         Section 3.08          Issuance of Stock..............................................................19
         Section 3.09          Liabilities....................................................................19
         Section 3.10          Taxes; Governmental Charges....................................................19
         Section 3.11          Titles, etc....................................................................19
         Section 3.12          Defaults.......................................................................19
         Section 3.13          Use of Proceeds; Margin Stock..................................................19
         Section 3.14          Compliance with the Law........................................................20
         Section 3.15          ERISA..........................................................................20
         Section 3.16          Related Parties................................................................20
         Section 3.17          Direct Benefit From Loans......................................................20
         Section 3.18          RICO...........................................................................20

ARTICLE IV -- AFFIRMATIVE COVENANTS...........................................................................21
         Section 4.01          Financial Statements and Reports...............................................22
         Section 4.02          Compliance with Laws; Payment of Taxes and Other Claims........................22
         Section 4.03          Maintenance....................................................................23
         Section 4.04          Further Assurances.............................................................23

         Section 4.05          Performance of Obligations.....................................................23
         Section 4.06          Reimbursement of Expenses......................................................24
         Section 4.07          Insurance......................................................................24
         Section 4.08          Right of Inspection............................................................24
         Section 4.09          Notice of Certain Events.......................................................25
         Section 4.10          ERISA Information and Compliance...............................................26
         Section 4.11          Lockbox and Blocked Accounts...................................................26
         Section 4.12          Environmental Requirements.....................................................26
         Section 4.13          Securities Filings.............................................................26
         Section 4.14          Compliance Certificate.........................................................26
         Section 4.15          Capital Retention..............................................................27
         Section 4.16          Aggregate Funding..............................................................27

ARTICLE V -- NEGATIVE COVENANTS...............................................................................27
         Section 5.01          Debts, Guaranties and Other Obligations........................................27
         Section 5.02          Liens..........................................................................28
         Section 5.03          Investments, Loans and Advances................................................29
         Section 5.04          Dividends, Distributions, Redemptions, Restricted Payments.....................29
         Section 5.05          Sale of Properties.............................................................30
         Section 5.06          Nature of Business.............................................................30
         Section 5.07          Limitation on Leases...........................................................30
         Section 5.08          Mergers, Consolidations, etc...................................................30
         Section 5.09          ERISA Compliance...............................................................31
         Section 5.10          Issuance of Stock..............................................................31
         Section 5.11          Tangible Net Worth.............................................................31
         Section 5.12          Fixed Charge Coverage Ratio....................................................31
         Section 5.13          [Reserved].....................................................................32
         Section 5.14          Changes in Accounting Methods..................................................32
         Section 5.15          Transactions With Affiliates...................................................32
         Section 5.16          Payments to IST Partners, Ltd..................................................32
         Section 5.17          Use of Proceeds................................................................32
         Section 5.18          RICO...........................................................................32
         Section 5.19          Capital Expenditures...........................................................32

ARTICLE VI -- EVENTS OF DEFAULT...............................................................................33
         Section 6.01          Events.........................................................................33
         Section 6.02          Remedies.......................................................................35
         Section 6.03          Prohibition of Transfer, Assignment and Assumption.............................36
         Section 6.04          Right of Set-off...............................................................36

ARTICLE VII -- CONDITIONS.....................................................................................36
         Section 7.01          Closing........................................................................36
         Section 7.02          Notes..........................................................................36
         Section 7.03          Charter; By-laws...............................................................37
         Section 7.04          Secretary's Certificates.......................................................37
         Section 7.05          Opinion of Borrowers' Counsel..................................................37
         Section 7.06          Counsel of Lender..............................................................37
         Section 7.07          No Default.....................................................................37

         Section 7.08          No Material Adverse Changes....................................................37
         Section 7.09          Other Security Instruments and Information.....................................37
         Section 7.10          Guaranties.....................................................................38
         Section 7.11          Recordings.....................................................................38
         Section 7.12          Landlord's Waivers; Mortgagee's Waivers........................................39
         Section 7.13          Closing Fee....................................................................39
         Section 7.14          [Reserved].....................................................................39
         Section 7.15          Validity Guaranties............................................................39
         Section 7.16          Subordination Agreement........................................................39
         Section 7.17          Releases.......................................................................39
         Section 7.18          Additional Matters.............................................................39
         Section 7.19          Initial Inventory Loans and Term Loan A Advances...............................39
         Section 7.20          Term Loan B Advances and Inventory Loan Reloads................................40
         Section 7.21          Term Loan C Advances...........................................................40

ARTICLE VIII -- MISCELLANEOUS.................................................................................42
         Section 8.01          Notices........................................................................42
         Section 8.02          Deviation from Covenants.......................................................42
         Section 8.03          Invalidity.....................................................................42
         Section 8.04          Survival of Agreements.........................................................42
         Section 8.05          Successors and Assigns.........................................................43
         Section 8.06          Renewal, Extension or Rearrangement............................................43
         Section 8.07          Waivers........................................................................43
         Section 8.08          Cumulative Rights..............................................................43
         Section 8.09          Construction...................................................................43
         Section 8.10          Interest.......................................................................43
         Section 8.11          Multiple Originals.............................................................44
         Section 8.12          Exhibits.......................................................................44
         Section 8.13          No Triparty Loan...............................................................44
         Section 8.14          Applicable Rate Ceiling........................................................44
         Section 8.15          Performance and Venue..........................................................44
         Section 8.16          Negotiation of Documents.......................................................44
         Section 8.17          Joint and Several Liability....................................................44
         Section 8.18          Notices Received by Lender.....................................................44
         Section 8.19          Debtor-Creditor Relationship...................................................45
         Section 8.20          No Third-Party Beneficiaries...................................................45
         Section 8.21          Release of Liability...........................................................45
         Section 8.22          DTPA Waiver....................................................................45
         Section 8.23          Waiver of Trial by Jury........................................................46
         Section 8.24          Reversal of Payments...........................................................46
         Section 8.25          Injunctive Relief..............................................................47
         Section 8.26          Indemnification................................................................47
         Section 8.27          Governing Law..................................................................48
         Section 8.28          Counterparts...................................................................48
         Section 8.29          Final Expression...............................................................48

                                 LOAN AGREEMENT

THIS AGREEMENT is made and entered into as of the 22nd day of January, 1999, by and between B&B ELECTROMATIC, INC., a Delaware corporation, and GOLSTON COMPANY, INC., a Texas corporation, each with principal offices and mailing addresses at 8200 Springwood Drive, Suite 230, Irving, Texas 75063 (hereinafter each called a "Borrower" and collectively called the "Borrowers"), joined by each of the Guarantors defined below, and THE FROST NATIONAL BANK, a national banking association doing business as FROST CAPITAL GROUP, a Texas corporation, with offices at 1010 Lamar, Suite 700, Houston, Harris County, Texas 77002 (hereinafter called "Lender").

                              W I T N E S S E T H:

         For and in consideration of the mutual covenants and agreements herein contained and of the loans and commitment hereinafter referred to, the Borrowers and Lender agree as follows:

                                    ARTICLE I

                                  GENERAL TERMS

         Section 1.01 Terms Defined Above. As used in this Agreement, the terms "Borrower," "Borrowers", and "Lender" shall have the meanings indicated above.

         Section 1.02 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

                  "AAC" means Automatic Access Controls, a Maryland corporation, and wholly-owned subsidiary of ISSI.

                  "Accounts Purchase Agreements" means each of the certain Cash AcceleratorTM Agreements dated as of the date of this Agreement, in each case between Lender, as purchaser, and a Borrower, as client and seller, providing for the outright sale and transfer to Lender, from time to time, of certain accounts of each such Borrower, subject to and on the terms provided therein, and any and all agreements and instruments executed in connection therewith, in each case as may be renewed, extended, modified, amended or restated from time to time.

                  "Adjusted Net Earnings From Operations" with respect to a Person for any fiscal period means the consolidated net earnings (or loss) of such Person after provision for income taxes for such fiscal period, but excluding (a) any gain arising from the sale of capital assets, (b) any gain arising from any write-up of assets, (c) any gain arising from the acquisition of any securities, (d) any gain or loss arising from extraordinary or non-recurring items and (e) net earnings of any business entity, other than a subsidiary, in which such Person has an ownership or profit interest unless such net earnings have actually been received by such Person in the form of cash.

                  "Affiliate" means any Person controlling, controlled by or under common control with any other Person. For purposes of this definition, "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise. Without limiting the generality of the foregoing, for purposes of this Agreement, the Borrowers, Guarantors, and each of their respective Subsidiaries shall be deemed to be Affiliates of one another.

                  "Agreement" means this Loan Agreement, as the same may from time to time be amended or supplemented.

                  "Applicable Margin" means, for the period from the date of this Agreement through the end of the calendar month in which Lender receives the Borrowers' and Guarantors' consolidated audited financial statements for the fiscal year ending June 30, 1999, required by
         Section 4.01(a), three percent (3.0%), subject to adjustment from time to time thereafter as provided below to the percentage specified corresponding to Consolidated EBITDA as follows:

              ==========================================================
                 Consolidated EBITDA                   Applicable Margin
              less Capital Expenditures
              ----------------------------------------------------------
               Greater than or equal to                      1.50%
                      $2,300,000
              ----------------------------------------------------------
                 Less than $2,300,000                        3.00%
              ==========================================================

      For the purpose of determining the Applicable Margin, Consolidated EBITDA shall be determined based upon the Borrowers' consolidated annual audited financial statements as required by Section 4.01(a), and any resulting change, if any, in the Applicable Margin, shall become effective as of the first day of the calendar month following the month in which such financial statements are delivered to Lender.

                  "Borrowers' Agent" means, at any time, the President of ISSI at such time, acting as agent for the Borrowers.

                  "Business Day" means any day on which the Reference Bank is open for the conduct of general banking business.

                  "Capital Expenditures" means expenditures made and liabilities incurred (including capitalized lease obligations) for the acquisition of any fixed assets or improvements, replacements, substitutions or additions which have a useful life of more than one year, including the direct or indirect acquisition of such assets by way of capitalized research and development expenses, increased product or service charges, offset items, or otherwise.

                  "Closing" means the date and time for closing the transaction contemplated hereby, described in Section 7.01 hereof.

                  "Closing Fee" means the fee payable by each Borrower as described in Section 2.12 hereof.

                  "Commitment" means the obligation of Lender, subject to the terms of this Agreement, to make Loans to the Borrowers pursuant to
         Section 2.01 hereof, up to the maximum amount therein stated.

                  "Compliance Certificate" means a certificate of the Borrowers signed by an authorized officer of each Borrower, containing the information required by Section 4.14.

                  "Consolidated EBITDA" for any period means net income before extraordinary items and gain on sale of assets for such period plus each of the following to the extent deducted in the determination of net income for such period: (i) interest expense, (ii) income taxes and
         (iii) depreciation and amortization expense, determined for Borrowers and Guarantors on a consolidated basis.

                  "Default" means the occurrence of any of the events specified in Article VI hereof, whether or not any requirement for notice or lapse of time or other condition precedent has been satisfied.

                  "Distribution" in respect of any corporation means and includes: (a) the payment of any dividends or other distributions on capital stock of such corporation (except distributions made in stock or contingent equity rights) and (b) the redemption or acquisition of such corporation's capital stock (or any rights, warrants or options relating to the acquisition of such corporation's capital stock) unless made contemporaneously from the net proceeds of the sale of such corporation's securities.

                  "Drawdown Termination Date" means December 31, 2001, provided that, at the expiration of such term, in the event the Borrowers have not given Lender sixty (60) days' prior written notice of their intent to pay in full the Notes then, at the sole discretion of Lender, the Drawdown Termination Date may be extended for a like period of one (1) year; and at the end of such one (1) year extension, the Drawdown Date may be again extended, from year to year, in the same fashion.

                  "DTPA" means the Texas Deceptive Trade Practices-Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code.

                  "Eligible Inventory" as to any Borrower means an amount equal to the value of all Inventory of such Borrower in which Lender has a perfected, first priority lien or security interest and which is acceptable to Lender in its discretion and with respect to which all landlord's and mortgagee's waivers required by this Agreement have been obtained, valued at the lesser of cost or current market value. Without limiting the foregoing, unless otherwise agreed by Lender in its discretion, "Eligible Inventory" shall not include (a) Inventory that is consigned by a Borrower to another Person, (b) Inventory which is held by a Borrower on consignment from another Person, (c) Inventory located outside the continental United States, (d) Inventory which is slow-moving, obsolete, damaged, spoiled or otherwise not in good saleable condition and (e) Inventory which is accounted for on a Borrower's books as burden or other indirect costs allocated to Inventory.

                  "Eligible M&E" as to any Borrower means at any time all Equipment owned by such Borrower consisting of machinery and equipment which is acceptable to Lender in its discretion for inclusion as Eligible M&E and in which Lender has a perfected first, prior and exclusive security interest pursuant to documentation satisfactory to Lender.

                  "Eligible RE" as to any Borrower means at any time all real property, and improvements thereon, owned by such Borrower which is acceptable to Lender in its discretion for inclusion as Eligible RE and in which Lender has a perfected first, prior and exclusive deed of trust lien or mortgage pursuant to documentation satisfactory to Lender.

                  "Equipment" means all goods which are used or bought for use primarily in business, including without limitation all machinery and equipment used or bought for use for such purpose.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" means the occurrence of any of the events specified in Article VI hereof, provided that any requirement for notice or lapse of time or any other condition precedent has been satisfied.

                  "Fair Market Value" means, as to any Eligible RE, the value thereof on a fair market value basis as determined by a current appraisal, in form satisfactory to Lender, prepared by a credentialed appraiser acceptable to Lender pursuant to such valuation methods as are acceptable to Lender.

                  "Financial Statements" means the consolidated and consolidating financial statement or statements of the Borrowers and the Guarantors described or referred to in Section 3.06 hereof.

                  "Fixed Charge Coverage Ratio" means, for any period, the ratio for ISSI of (a) consolidated Adjusted Net Earnings From Operations for such period plus consolidated amortization expense and consolidated depreciation expense for such period (to the extent deducted in the calculation of consolidated Adjusted Net Earnings From Operations), plus consolidated Interest Expense for such period, less consolidated unfinanced Capital Expenditures made during such period, to (b) consolidated Interest Expense during such period plus principal payments, scheduled and unscheduled, on consolidated Funded Indebtedness during such period, plus Non-Compete Payments, plus Distributions paid during such period, if any.

                  "Forced Liquidation Value" means, as to any Eligible M&E, the value thereof on an auction liquidation basis as determined by a current appraisal, in form satisfactory to Lender, prepared by a credentialed appraiser acceptable to Lender pursuant to such valuation methods as are acceptable to Lender.

                  "Funded Indebtedness" means consolidated indebtedness for money borrowed which in accordance with generally accepted accounting principles would be included in the determination of total liabilities as shown on the liability side of a balance sheet, including capitalized lease obligations.

                  "Guarantor" means each of ISSI, ISI TCS and, if the fair market value of its assets ever exceeds $100,000, AAC individually and "Guarantors" means all of them, collectively.

                  "Indebtedness" means any and all amounts owing or to be owing by the Borrowers, or either of them, to Lender in connection with the Notes, this Agreement, the Security Instruments and other liabilities of the Borrowers to Lender from time to time existing, including without limitation guaranties of indebtedness, letters of credit and obligations acquired from third Persons, whether in connection with this or other transactions, and all amounts owing or to be owing by the Borrowers to any agent bank of Lender pursuant to any letter of credit agreement, overdraft agreement or other agreement or financial accommodation.

                  "Interest Expense" means for any period interest charges paid or accrued during such period (including imputed interest on capitalized lease obligations, but excluding amortization of debt discount and expense) on Funded Indebtedness.

                  "Inventory" means any new goods held by a Borrower for sale or lease and shall not include used or surplus goods or goods held on consignment or goods which Lender, in its sole discretion, deems not acceptable.

                  "Inventory Loan" means the loans made pursuant to Section 2.01(a), and any renewals or extensions thereof.

                  "Inventory Loan Advance Amount" means, with respect to any Borrower and determined as of the time of any Inventory Loan, an amount equal to the lesser of (i) $300,000 or (ii) thirty-seven and one-half percent (37.5%) of the aggregate cost value of Eligible Inventory of such Borrower as of such time, provided that the maximum amount includable at such time in the Inventory Loan Advance Amount of such Borrower in respect of Eligible Inventory consisting of raw materials and finished goods shall not cause the aggregate amount included in the Inventory Loan Advance Amount of all Borrowers at such time in respect of Eligible Inventory consisting of raw materials and finished goods to exceed an amount equal to thirty percent (30.0%) of the aggregate unpaid principal balance of Inventory Loans under this Agreement plus the Purchased Accounts Balance owing by all Borrowers; Lender shall have the right at any time, and from time to time, in its discretion, to revise this percentage.

                  "Inventory Loan Amortization Amount" means, with respect to any Inventory Loan Note (i) on and after the date of this Agreement and prior to any Inventory Loan Reload under such Note, an amount equal to the stated face amount of such Inventory Loan Note divided by 24 or
         (ii) on and after any Inventory Loan Reload under such Note, an amount equal to the resulting unpaid principal balance under such Note determined as of funding such Inventory Loan Reload divided by the number of Inventory Amortization Dates remaining as of the date of such funding.

                  "Inventory Loan Amortization Dates" means, with respect to any Inventory Loan Note, the first day of each calendar month beginning February 1, 1999 and continuing thereafter until all amounts under such Inventory Loan Note have been paid in full.

                  "Inventory Loan Limit" means the lesser of (i) $300,000 or
         (ii) thirty-seven and one-half percent (37.5%) of the aggregate cost value of Eligible Inventory of the Borrowers as of such time

                  "Inventory Loan Reload" has the meaning defined for such term in Section 2.01(a).

                  "Inventory Loan Note" means the promissory note of a Borrower evidencing the loan to such Borrower under the Inventory Loan as described in Subsection 2.01(a) hereof and being in the form of note attached as Exhibit "A" hereto, and all renewals, extensions, modifications and rearrangements thereof.

                  "ISI" means Intelli-Site, Inc., a Texas corporation and wholly owned Subsidiary of ISSI, with its principal place of business and mailing address located at 8200 Springwood Drive, Suite 230, Irving, Texas 75063.

                  "ISSI" means Integrated Security Systems, Inc., a Delaware corporation and owner of all of the shares of each Borrower, ISI, TCS and AAC, respectively, with its principal place of business and mailing address located at 8200 Springwood Drive, Suite 230, Irving, Texas 75063.

                  "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a mortgage, security agreement, deed of trust, assignment, collateral mortgage, chattel mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment, bailment for security purposes or certificate of title lien. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Borrowers or any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                  "Maximum Nonusurious Interest Rate" means the maximum nonusurious interest rate allowable under applicable United States federal law and under the laws of the State of Texas as presently in effect and, to the extent allowed by such laws, as such laws may be amended from time to time to increase such rate.

                  "Non-Compete Payments" means payments made by any Borrower or Guarantor to Sam W. Golston or any other Person in respect of any non-competition agreement.

                  "Notes" means the promissory note or notes (whether one or more) of the Borrowers described in Section 2.01 hereof, together with any and all renewals, extensions, increases or rearrangements thereof. The "Notes" shall include, without limitation, each Inventory Loan Note and each Term Note.

                  "Orderly Liquidation Value" means, as to any Eligible M&E, the value thereof on an orderly liquidation basis as determined by a current appraisal, in form satisfactory to Lender, prepared by a credentialed appraiser acceptable to Lender pursuant to such valuation methods as are acceptable to Lender.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

                  "Plan" means any Plan subject to Title IV of ERISA and maintained by the Borrowers or any Subsidiary, or any such plan to which the Borrowers or any Subsidiary is required to contribute on behalf of its employees.

                  "Prime Rate" means that variable rate of interest per annum established by Reference Bank from time to time as its "prime rate." Such rate is set by Reference Bank as a general reference rate of interest, taking into account such factors as Reference Bank may deem appropriate, it being understood that many of Reference Bank's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Reference Bank may make various commercial or other loans at rates of interest having no relationship to such rate. The Prime Rate shall never be less than seven percent (7%) per annum. In the event that Reference Bank does not have a rate designated by it as its "prime rate," then the "Prime Rate" hereunder shall be deemed to be the variable rate of interest per annum which is the general reference rate designated by Reference Bank as its "reference rate," "base rate" or other similar rate and which is comparable to the "Prime Rate" as described above. In the event that Reference Bank shall cease to have any of the rates described in the preceding sentence, then the prime rate shall be that variable rate of interest per annum established by any one of the following-described institutions as its "prime rate," subject to the factors described hereinabove, which institution may be chosen by Lender in its sole discretion, and changed by Lender in its sole discretion from time to time; such institutions shall include: Citibank, N.A., The Chase Manhattan Bank, N.A., Chemical Bank, Manufacturers Hanover Trust Company and Banker's Trust Company. Such institution may be changed at Lender's discretion, such change to be effective at the end of any month.

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Purchased Accounts Balance" means, at any time in respect of accounts purchased by Lender from a Borrower under an Accounts Purchase Agreement, the aggregate unpaid balance of such accounts at such time.

                  "Reference Bank" means The Frost National Bank, a national banking association, and its successors and assigns.

                  "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended.

                  "Security Instruments" means this Agreement, the agreements or instruments described or referred to in Sections 7.09, 7.10 and 7.12 hereof, any and all other agreements or instruments now or hereafter executed and delivered by any Borrower, Guarantor or Subsidiary or any other Person (other than solely by Lender and/or any bank or creditor participating in the benefits of loans evidenced by the Notes or any collateral or security therefor) in connection with, or as security for the payment or performance of, the Notes or this Agreement, and in addition also includes the Accounts Purchase Agreements.

                  "Subsidiary" means any corporation of which more than fifty percent (50%) of the issued and outstanding securities having ordinary voting power for the election of directors is owned or controlled, directly or indirectly, by the Borrowers and/or any one of them and/or one or more of their subsidiaries and/or one or more shareholders of the Borrowers; provided, that any such corporation of which more than fifty percent (50%) of such securities is owned by the shareholder of the Borrowers, and none of which securities are owned by the Borrowers or any subsidiary of the Borrowers, shall not be deemed a Subsidiary hereunder.

                  "Subordinated Debt" means indebtedness which is subordinated to the Indebtedness by terms satisfactory to Lender, in its sole discretion

                  "Tangible Net Worth" means as of any date with respect to a Person, the amount by which (a) such Person's assets less (i) patents, copyrights, trademarks, trade names, franchises, goodwill, capitalized software development costs, experimental expenses and other similar intangibles net of accumulated amortization; (ii) unamortized debt discount and expense; (iii) assets located, and notes and accounts receivable due from obligors domiciled, outside the United States of America; and (iv) obligations due from shareholders or other related parties, as of such date, exceeds (b) such Person's liabilities less Subordinated Debt as of such date.

                  "TCS" means Tri-Coastal Systems, Inc., a Delaware corporation and wholly owned Subsidiary of ISSI, with its principal place of business and mailing address located at 8200 Springwood Drive, Suite 230, Irving, Texas 75063.

                  "Term Loan" means any one or more of Term Loan A, Term Loan B or Term Loan C, or all of them, as the context may require.

                  "Term Loan A" means the Term Loan A made available to the Borrowers pursuant to Section 2.01(b)(i).

                  "Term Loan A Credit Limit" means two hundred twelve thousand five hundred dollars ($212,500).

                  "Term Loan A Borrower Amount" as to any Borrower at any time means an amount equal to the lesser of (i) $212,500 or (ii) fifty percent (50.0%) of the Forced Liquidation Value of Eligible M&E of such Borrower.

                  "Term Loan B" means the Term Loan B made available to the Borrowers pursuant to Section 2.01(b)(ii).

                  "Term Loan B Credit Limit" means one million dollars ($1,000,000).

                  "Term Loan B Conditions" means confirmation satisfactory to Lender of (a) receipt by the Borrowers and Guarantors, or any of them, prior to June 30, 1999, of not less than $2,000,000 of net cash as proceeds from the issuance and sale of newly issued preferred shares or other equity securities which are junior to the interests of Lender and
         (b) that all such proceeds have been retained by Borrower and used solely for working capital purposes in the ordinary course of business.

                  "Term Loan B Borrower Amount" as to any Borrower at any time means an amount equal to the lesser of (i) $1,000,000 or (ii) seventy five percent (75.0%) of the Orderly Liquidation Value of Eligible M&E of such Borrower.

                  "Term Loan C" means the Term Loan C made available to the Borrowers pursuant to Section 2.01(b)(iii).

                  "Term Loan C Credit Limit" means two million dollars ($2,000,000).

                  "Term Loan C Conditions" means each of the following: (i) confirmation satisfactory to Lender of receipt by the Borrowers and Guarantors, or any of them, of not less than $2,000,000 of net cash as proceeds from the issuance and sale of newly issued preferred shares or other equity securities which are junior to the interests of Lender and
         (ii) receipt by Lender of the audited financial statements for the fiscal year ending June 30, 1999 required by Section 4.01(a), therein demonstrating to Lender's satisfaction that Consolidated EBITDA less Capital Expenditures of Borrowers and Guarantors determined on a consolidated basis for such period equals or exceeds $2,300,000.

                  "Term Loan C Borrower Amount" as to any Borrower at any time means an amount equal to the lesser of (i) $2,000,000 or (ii) the sum of (a) one hundred percent (100.0%) of the Orderly Liquidation Value of Eligible M&E of such Borrower and (b) eighty percent (80.0%) of the Fair Market Value of Eligible RE of such Borrower.

                  "Term Note" means any one or more of Term Note A, Term Note B or Term Note C, as the context may require, and all renewals, extensions, modifications and rearrangements thereof.

                  "Term Note A" means the promissory note of a Borrower evidencing the loan to such Borrower under Term Loan A as described in Subsection 2.01(b)(i) hereof and being in the form of note attached as Exhibit "B-1" hereto, and all renewals, extensions, modifications and rearrangements thereof.

                  "Term Note B" means the promissory note of a Borrower evidencing the loan to such Borrower under Term Loan B as described in Subsection 2.01(b)(ii) hereof and being in the form of note attached as Exhibit "B-2" hereto, and all renewals, extensions, modifications and rearrangements thereof.

                  "Term Note C" means the promissory note of a Borrower evidencing the loan to such Borrower under Term Loan C as described in Subsection 2.01(b)(iii) hereof and being in the form of note attached as Exhibit "B-3" hereto, and all renewals, extensions, modifications and rearrangements thereof.

                  Section 1.03 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with generally accepted accounting principles, consistently applied, except where such principles are inconsistent with the requirements of this Agreement.

                                   ARTICLE II

                            AMOUNT AND TERMS OF LOANS

                  Section 2.01 The Loans and Commitment. Subject to the terms and conditions and relying on the representations and warranties contained in this Agreement, Lender agrees to make the following loans to the Borrowers:

                  (a) Inventory Loans. Subject to the terms of this Agreement, on the date of this Agreement or at such time that all applicable conditions have been satisfied, whichever is later, Lender will make a loan to each Borrower, to the extent requested by such Borrower as of such date, in the original principal amount of the Inventory Loan Advance Amount applicable to such Borrower, provided, that the aggregate amount funded under the Inventory Loan shall not exceed the Inventory Loan Limit. To evidence the loan(s) made by Lender under the Inventory Loan pursuant to this Section 2.01(a), each Borrower who requests a loan under the Inventory Loan will issue, execute and deliver to Lender an Inventory Loan Note evidencing such loan, in the face amount of such loan and dated as of the date of this Agreement. Upon satisfaction of each of the Term Loan B Conditions and provided that no Default or Event of Default shall have occurred, and subject to all other terms of this Agreement, any Borrower that executed and delivered to Lender an Inventory Loan Note pursuant to this Section 2.01(a) may reborrow a loan thereunder (the funding of any such reborrowing, an "Inventory Loan Reload") in an amount such that the resulting unpaid principal balance of such Inventory Loan Note, as of the time of funding such reborrowing, shall not exceed the lesser of the stated face amount of such Inventory Loan Note or the Inventory Loan Advance Amount applicable to such Borrower determined as of the time of such funding, provided that the aggregate unpaid principal balance under all Inventory Loan Notes resulting from funding of any such reborrowing shall not exceed the Inventory Loan Limit. Interest on the unpaid principal balance from time to time under each such Inventory Loan Note shall accrue at the rate, and as provided, in Section 2.02. Principal and accrued interest under each such Inventory Loan Note shall be due and payable ON DEMAND or, if no demand is made and for so long as no demand is made, then in monthly payments in an amount equal to the Inventory Loan Amortization Amount plus accrued interest, which shall be paid on the first day of each month beginning February 1, 1999, and continuing thereafter, and one final payment of all unpaid principal and accrued unpaid interest on December 1, 2000.

                  (b)      Term Loans.

                           (i) Term Loan A. Subject to the terms of this Agreement, on the date of this Agreement or at such time that all applicable conditions have been satisfied, whichever is later, Lender will make a loan to each Borrower, to the extent requested by such Borrower as of such date, in the original principal amount of the Term Loan A Borrower Amount applicable to such Borrower, provided, that the aggregate amount funded under Term Loan A shall not exceed the Term Loan A Credit Limit. To evidence the Term Loan A loan(s) made by Lender pursuant to this Section 2.01(b)(i), each Borrower who requests a loan under Term Loan A will issue, execute and deliver to Lender a Term Note A evidencing such loan, in the face amount of such loan and dated as of the date of this Agreement. Principal of each such Term Note A shall be due and payable in twenty three (23) monthly installments, the first twenty two (22) of which shall be in the amount of $8,855.00 each, on the first day of each month during its term beginning February 1, 1999, and one final installment of all unpaid principal and accrued unpaid interest on December 1, 2000. Accrued interest under each such Term Note A, at the rate provided in Section 2.02 hereof, shall be due and payable monthly in arrears on the first day of each month during its term in addition to any payment of principal which may be due on such date. Notwithstanding the foregoing, the entire principal balance of each such Term Note A, and all accrued interest thereon, shall automatically be and become due and payable immediately upon the maturity of any Inventory Note, whether by demand or otherwise, however such maturity may occur or be brought about.

                           (ii) Term Loan B. Upon satisfaction of each of the Term Loan B Conditions and provided that no Default or Event of Default shall have occurred, and subject to all other terms of this Agreement, on or before June 30, 1999 Lender will make a loan to each Borrower, to the extent requested by such Borrower, in the original principal amount of the Term Loan B Borrower Amount applicable to such Borrower, provided, that the aggregate amount funded under Term Loan B (together with any remaining balance (if any) of Term Loan A following application of the proceeds of Term Loan B as provided herein) shall not exceed the Term Loan B Credit Limit. To evidence the Term Loan B loan(s) made by Lender pursuant to this Section 2.01(b)(ii), each Borrower who requests a loan under Term Loan B will issue, execute and deliver to Lender a Term Note B evidencing such loan, in the face amount of such loan and dated as of the date of funding thereof. Principal of each such Term Note B shall be due and payable in forty-eight (48) monthly installments, the first forty-seven (47) of which shall be in the amount of $20,833 each, on the first day of each month during its term beginning on the first day of the calendar month next occurring after such funding, and one final installment of all unpaid principal and accrued unpaid interest on the date that is the fourth (4) anniversary of the date thereof. Accrued interest under each such Term Note B, at the rate provided in Section 2.02 hereof, shall be due and payable monthly in arrears on the first day of each month during its term in addition to any payment of principal which may be due on such date. Notwithstanding the foregoing, the entire principal balance of each such Term Note B, and all accrued interest thereon, shall automatically be and become due and payable immediately upon the maturity of any Inventory Note, whether by demand or otherwise, however such maturity may occur or be brought about. Any request for a loan under Term Loan B shall be made as provided by Section 2.03. The proceeds of each loan to a Borrower under Term Loan B shall be applied first to renew and refinance (but not extinguish) any outstanding unpaid principal then owing by such Borrower under Term Loan A.

                           (iii) Term Loan C. Upon satisfaction of each of the Term Loan C Conditions and provided that no Default or Event of Default shall have occurred, and subject to all other terms of this Agreement, on or before December 31, 1999 Lender will make a loan to each Borrower, to the extent requested by such Borrower, in the original principal amount of the Term Loan C Borrower Amount applicable to such Borrower, provided, that the aggregate amount funded under Term Loan C (together with any remaining balance (if any) of Term Loan A and/or Term Loan B following application of the proceeds of Term Loan C as provided herein) shall not exceed the Term Loan C Credit Limit. To evidence the Term Loan C loan(s) made by Lender pursuant to this
         Section 2.01(b)(iii), each Borrower who requests a loan under Term Loan C will issue, execute and deliver to Lender a Term Note C evidencing such loan, in the face amount of such loan and dated as of the date of funding thereof. Principal of each such Term Note C shall be due and payable in seventy-two (72) monthly installments, the first seventy-one
         (71) of which shall be in the amount of $27,778 each, on the first day of each month during its term beginning on the first day of the calendar month next occurring after such funding, and one final installment of all unpaid principal and accrued unpaid interest on the date that is the sixth (6) anniversary of the date thereof. Accrued interest under each such Term Note C, at the rate provided in Section
         2.02 hereof, shall be due and payable monthly in arrears on the first day of each month during its term in addition to any payment of principal which may be due on such date. Notwithstanding the foregoing, the entire principal balance of each such Term Note C, and all accrued interest thereon, shall automatically be and become due and payable immediately upon the maturity of any Inventory Note, whether by demand or otherwise, however such maturity may occur or be brought about. Any request for a loan under Term Loan B shall be made as provided by
         Section 2.03. The proceeds of each loan to a Borrower under Term Loan C shall be applied first to renew and refinance (but not extinguish) any outstanding unpaid principal then owing by such Borrower under Term Loan A and then to any outstanding unpaid principal then owing by such Borrower under Term Loan B.

         Notwithstanding the foregoing, it is understood that Lender will reserve the amount of $62,500 from the maximum amount otherwise available for borrowing by Golston Company, Inc. under the Term Loan until such time as each of the existing financing statements filed by USL Capital Corp. against such Borrower shall have been terminated to Lender's satisfaction or lapsed under applicable law, at which time, on request by such Borrower and subject to all other conditions of this Agreement, such reserved amount shall be made available to it provided no Event of Default shall have occurred.

         Section 2.02 Interest Rate. The Notes shall bear interest at the following rates:

                  (a) The Notes shall bear interest from the date thereof until maturity at a varying rate per annum equal to the sum of the Applicable Margin plus the daily Prime Rate as the same may change from day to day, calculated as of the last day of each month (but in no event to exceed the Maximum Nonusurious Interest Rate).

                           (b) Upon the occurrence of a Default or an Event of Default and in any event at all times following any demand for payment made by Lender, principal and past due interest (to the extent permitted by law) in respect of the Notes shall bear interest at a rate which is two percent (2%) per annum in excess of the rate set forth in Subsection 2.02(a) hereinabove (but in no event to exceed the Maximum Nonusurious Interest Rate).

                           (c) Notwithstanding the foregoing, if at any time the sum of the Applicable Margin plus the daily Prime Rate exceeds the Maximum Nonusurious Interest Rate, the rate of interest to accrue on any Note shall be limited to the Maximum Nonusurious Interest Rate, but any subsequent reductions in the Prime Rate shall not reduce the rate of interest to accrue on such Note below the Maximum Nonusurious Interest Rate until the total amount of interest accrued on such Note equals the amount of interest which would have accrued if a varying rate per annum equal to the sum of the Applicable Margin plus the daily Prime Rate had at all times been in effect.

                           (d) If at maturity or final payment of any Note the total amount of interest paid or accrued on such Note in accordance with Subsections 2.02 (a), (b) and (c) hereinabove is less than the total amount of interest which would have accrued if a varying rate per annum equal to the sum of the Applicable Margin plus the daily Prime Rate had at all times been in effect, then, to the extent allowed by law, the Borrowers agree to pay to Lender an amount equal to the difference between (i) the lesser of (A) the amount of interest which would have accrued on such Note if the Maximum Nonusurious Interest Rate had at all times been in effect and (B) the amount of interest which would have accrued if a varying rate per annum equal to the sum of the Applicable Margin plus the daily Prime Rate had at all times been in effect and (ii) the amount of interest paid or accrued on such
         Note in accordance with Subsections 2.02 (a), (b) and (c) hereinabove.

         Section 2.03 Notice and Manner of Borrowing. In order to receive any loan, a Borrower shall notify Lender of a request for such loan by means of a notice on behalf of such Borrower acceptable to Lender, therein designating the amount of the loan requested and the date on which funding is requested. Each such request for a loan shall be delivered to Lender by such Borrower not later than 11:00 a.m. (Central Standard Time or Central Daylight Time, whichever is in effect at such time) at least one (1) Business Day prior to the Business Day on which funding of such loan is requested (but in any event so as to allow Lender a reasonable opportunity to verify and confirm that all conditions for such loan have been satisfied). Such notice may be made in any manner prescribed by
Section 8.01, provided that for this purpose each Borrower irrevocably authorizes Lender to rely upon any Person whom Lender believes to be an authorized officer of such Borrower and for purposes of this Agreement any such officer shall be deemed to be authorized to request any such loan on behalf of such Borrower. Any such notice shall be irrevocable upon receipt by Lender. Without limiting the other terms and conditions of this Agreement, at the time of each borrowing hereunder, all conditions and requirements of Article VII shall have been satisfied.

         Section 2.04 Application of Cash Sums. All net cash sums paid to and received by any Borrower on account of any Inventory, Equipment, real property or other fixed non-working capital assets shall immediately be paid to Lender for application to the Term Loans, in such manner as Lender may determine in its discretion. All cash sums paid to and received by Lender on account of any other Property upon which Lender has a Lien (i) shall be immediately applied by any Borrower on the Indebtedness whether or not such Indebtedness shall have, by its terms, matured, such application to be made to principal or interest or expenses as Lender may elect; provided, however, Lender need not apply or give credit for any item included in such sums until Lender has received final credit therefor from its bank in accordance with normal banking practices (provided that, in any event, at least two (2) Business Days shall be allowed for collection of all items through normal banking channels) or has received solvent credits accepted as such by Lender; provided, further, however, Lender's failure to so apply any such sums shall not be a waiver of Lender's right to so apply such sums or any other sums at any time, or (ii) prior to the happening of any Default or Event of Default, at the option of Lender, may be released to the Borrowers for use in the Borrowers' business.

         Section 2.05 Computation. All payments of interest shall be computed on the per annum basis of a year of three hundred sixty (360) days and for the actual number of days (including the first but excluding the last day) elapsed unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per annum basis of a year of three hundred sixty five
(365) or three hundred sixty six (366) days, as the case may be.

         Section 2.06 Voluntary Prepayments and Reborrowings. The unpaid principal balance of the Notes of any Borrower at any time shall be the total amounts loaned or advanced thereunder by Lender, less the amount of payments or prepayments of principal made thereon by or for the account of such Borrower. It is contemplated that by reason of prepayments thereon there may be times when no Indebtedness is owing under any Inventory Note; but notwithstanding such occurrences, such Inventory Note shall remain valid and be in full force and effect as to loans made pursuant to any Inventory Loan Reload thereunder and under the terms thereof subsequent to such occurrence. All loans or advances and all payments or prepayments made on account of principal or interest may be evidenced by Lender, or any subsequent holder, maintaining in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers resulting from all loans or advances and all payments or prepayments thereunder from time to time and the amounts of principal and interest payable and paid from time to time thereunder, in which event, in any legal action or proceeding the entries made in such account or accounts shall be conclusive evidence of the existence and amounts of the obligations of the Borrowers therein recorded.

         Section 2.07 Mandatory Prepayments. If at any time the outstanding principal balance under the Inventory Note of a Borrower exceeds the Inventory Loan Advance Amount of such Borrower, then the Borrowers jointly and severally agree to forthwith prepay the amount of such excess for application towards reduction of the outstanding principal balance of such Inventory Note. Said prepayment shall be without premium or penalty, and shall be made together with the payment of accrued interest on the amount prepaid.

         Section 2.08 Cross-collateralization and Default. The Security Instruments, including this Agreement, the Notes, the Accounts Purchase Agreements and any other instrument given in connection with, or as security for, any Indebtedness of any Borrower or any Subsidiary, shall serve as security one for the other, and an event of default under the Notes or any such instrument shall constitute an event of default under all such other Notes and instruments, provided, that the enumeration of any Event of Default under this Agreement, any of such Notes or of any event of default under any of such other instruments shall not impair the nature of the Indebtedness evidenced by the Inventory Notes as being payable on demand as provided by Section 2.01(a).

         Section 2.09 Termination of Commitment. Notwithstanding anything to the contrary contained herein, in the Notes or in any other instrument or agreement executed in connection with or as security for the Indebtedness, Lender may, at any time, and from time to time, in its sole discretion, upon giving the Borrowers' Agent at least sixty (60) days' prior notice, at any time terminate its Commitment to advance funds to the Borrowers hereunder and under the Notes and all other obligations, if any, of Lender hereunder. The rights of Lender under this Section 2.09 are in addition to the rights of Lender to terminate the Commitment pursuant to Section 6.02 hereof.

         Section 2.10 Prepayment in Full. In the event the Borrowers desire to prepay in full the loans evidenced by the Notes at any time on or before one year prior to the Drawdown Termination Date, as the same may be extended, the Borrowers will give Lender sixty (60) days' written notice of the Borrowers' intention to do so and will pay to Lender, as liquidated damages and not as a penalty, an amount equal to the percentage specified below for the period in which such prepayment in full is made multiplied by the sum of (i) $2,700,000 (being the maximum aggregate amount of unpaid accounts under the Account Purchase Agreements), plus (ii) $300,000 (being the Inventory Loan Limit) plus
(ii) the Term Loan A Credit Limit if the Term Loan B Conditions have not been satisfied, the Term Loan B Credit Limit if the Term Loan B Conditions have been satisfied but the Term Loan C Conditions have not been satisfied or the Term Loan C Credit Limit if the Term Loan C Conditions have been satisfied, as the case may be:

         Period                                                  Percentage

         More than 2 years before
         Drawdown Termination Date                                3.0%

         More than 1 year before Drawdown
         Termination Date but less than
         or equal to 2 years before
         Drawdown Termination Date                                2.0%

         Equal to or less than one year before
         Drawdown Termination                                     1.0%

         In the event any such notice of prepayment has been given by the Borrowers, the Commitment shall immediately terminate, and all other obligations, if any, of Lender, shall terminate on the expiration of said sixty (60) day notice period, and the entire principal amount of the Notes, together with all accrued interest thereon, and any other Indebtedness, shall be due and payable on such date.

         Section 2.11 [Reserved]

         Section 2.12 Closing Fee. Upon execution of this Agreement, the Borrowers shall pay to Lender a closing fee in an amount equal to one and one-half percent (1.5%) multiplied by the sum of the Inventory Loan Limit plus the Term Loan A Credit Limit. Upon the funding of any Inventory Loan Reload, the Borrowers shall pay to Lender a closing fee in an amount equal to one and one-half percent (1.5%) multiplied by the aggregate amount of reborrowing funded pursuant to such Inventory Loan Reload. Upon the funding of Term Loan B, the Borrowers shall pay to Lender a closing fee in an amount equal to one and one-half percent (1.5%) multiplied by the Term Loan B Credit Limit less the Term Loan A Credit Limit. Upon the funding of Term Loan C, the Borrowers shall pay to Lender a closing fee in an amount equal to one and one-half percent (1.5%) multiplied by the Term Loan C Credit Limit less the Term Loan B Credit Limit.

         Section 2.13 Quarterly Facility Fee. The Borrowers shall pay to Lender a quarterly facility fee in an aggregate amount equal to one percent (1.0%) of the sum of the aggregate daily average outstanding principal balance of Inventory Loans under Section 2.01(a) and Term Loans under Section 2.01(b). Each such quarterly payment shall be payable on the first (1st) day of each January, April, July and October, calculated and determined for the previous fiscal quarter commencing on January 1, 1999 and ending on the date, if any, when the Term Loan B Conditions are satisfied.

         Section 2.14 Accounts Purchase Agreement. Each Borrower irrevocably authorizes Lender to make any advance under the Accounts Purchase Agreement and direct and apply the proceeds thereof for either Borrower's account in timely payment of any Indebtedness owing to Lender by such Borrower.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Agreement, the Borrowers represent and warrant to Lender (which representations and warranties will survive the delivery of the Notes and the making of the loans thereunder) that:

         Section 3.01 Corporate Existence. Each Borrower and each Guarantor is a corporation duly organized, legally existing and in good standing under the laws of the jurisdiction in which it is incorporated and is duly qualified as a foreign corporation in all jurisdictions wherein it maintains a place of business.

         Section 3.02 Corporate Power and Authorization. Each Borrower is duly authorized and empowered to create and issue the Notes; and each Borrower and each Guarantor is duly authorized and empowered to execute, deliver and perform the Security Instruments, including this Agreement, to which it is a party; and all corporate action on the Borrowers' or any Guarantor's part requisite for the due creation and issuance of the Notes and for the due execution, delivery and performance of the Security Instruments, including this Agreement, to which any Borrower or any Guarantor is a party has been duly and effectively taken. The Board of Directors of each Borrower acting pursuant to a duly called and constituted meeting, after proper notice, or pursuant to valid and unanimous consent, has determined (i) that entry into and performance of this Agreement and each of the other documents to which each Borrower is a party, directly or indirectly benefits each Borrower and (ii) that adequate and fair consideration and reasonably equivalent value has been received by each Borrower to execute and perform this Agreement and each of the other documents to which it is a party.

         Section 3.03 Binding Obligations. This Agreement does, and the Notes and other Security Instruments to which any Borrower and any Guarantor are parties upon their creation, issuance, execution and delivery will, constitute valid and binding obligations of the Borrower or the Guarantor, as the case may be, enforceable in accordance with their terms.

         Section 3.04 No Legal Bar or Resultant Lien. The Notes and the Security Instruments, including this Agreement, to which any Borrower or any Guarantor is a party, do not and will not violate any provisions of the articles or certificates of incorporation or bylaws of any such Borrower or any such Guarantor, or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which such Borrower or such Guarantor is subject, or result in the creation or imposition of any Lien upon any Properties of such Borrower or such Guarantor, other than those contemplated by this Agreement.

         Section 3.05 No Consent. The execution, delivery and performance of the Notes and the Security Instruments, including this Agreement, to which such Borrower or any Guarantor is a party do not require the consent or approval of any other Person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

         Section 3.06 Financial Condition. The unaudited consolidated and consolidating financial statements of the Borrowers and the Guarantors dated November 30, 1998, which have been delivered to Lender, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles, consistently applied, and fully and accurately reflect the financial condition and results of the operations of the Borrowers and the Guarantors in all material respects as at the date or dates and for the period or periods stated (subject only to normal year-end audit adjustments with respect to any unaudited interim statements). No material adverse change, either in any case or in the aggregate, has since occurred in the condition, financial or otherwise, of any Borrower or any Guarantor, except as disclosed to Lender in writing.

         Section 3.07 Investments and Guaranties. Neither any Borrower nor any Guarantor has made investments in, advances to or guaranties of the obligations of any Person, except as reflected in the Financial Statements or disclosed to Lender in writing.

         Section 3.08 Issuance of Stock. Except as set forth on Schedule 3.08 hereto, there are no outstanding subscriptions, warrants, options, calls, commitments, convertible securities or other agreements to which any Borrower or Guarantor is a party or by which it is bound, calling for the issuance of any capital stock or securities convertible into capital stock of such Borrower or Guarantor.

         Section 3.09 Liabilities. Except for liabilities incurred in the normal course of business, no Borrower nor any Guarantor has any material (individually or in the aggregate) liabilities, direct or contingent, except as disclosed or referred to in the Financial Statements or as disclosed to Lender in writing. Except as described in the Financial Statements, or as otherwise disclosed to Lender in writing, there is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of any Borrower or Guarantor, threatened against or affecting any Borrower or any Guarantor which involves the possibility of any judgment or liability not fully covered by insurance, and which may materially and adversely affect the business or the Properties of any Borrower or any Guarantor or their ability to carry on business as now conducted.

         Section 3.10 Taxes; Governmental Charges. Each Borrower, Subsidiary and Guarantor has filed all tax returns and reports required to be filed and has paid all taxes, assessments, fees and other governmental charges levied upon it.

         Section 3.11 Titles, etc. Each Borrower, Subsidiary and Guarantor has good title to its respective material (individually or in the aggregate) Properties, free and clear of all Liens except those referred to in the Financial Statements.

         Section 3.12 Defaults. No Borrower, Subsidiary or Guarantor is in default (in any respect which materially and adversely affects its respective business, Properties, operations or condition, financial or otherwise) under any indenture, mortgage, deed of trust, agreement or other instrument to which any Borrower, Subsidiary or Guarantor is a party or by which any Borrower, Subsidiary or Guarantor is bound, except as disclosed to Lender in writing. No Default hereunder has occurred and is continuing.

         Section 3.13 Use of Proceeds; Margin Stock. The proceeds of the Notes will be used by the Borrowers for the following purposes: Working capital and general corporate purposes not prohibited by this Agreement.

         None of such proceeds will be used for, and neither the Borrowers nor any Guarantor are engaged in, the business of extending credit for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation U. No part of the proceeds of the loans evidenced by the Notes will be used for any purpose which violates Regulation X of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 224). All loans evidenced by the Notes are and shall be "business loans" as such term is used in the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended, and such loans are for business, commercial, investment or other similar purposes and not primarily for personal, family, household or agricultural use, as such terms are used and defined in Chapter 1 of the Texas Credit Code, Title 79, Texas Revised Civil Statutes. Neither the Borrowers nor any Guarantor nor any Person acting on behalf of any Borrower or any Guarantor have taken or will take any action which might cause the Notes or any of the Security Instruments, including this Agreement, to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect.

         Section 3.14 Compliance with the Law. Neither the Borrowers nor any
Guarantor:

                  (a) are in violation of any law, ordinance, or governmental rule or regulation to which any Borrower or any Guarantor or any of their respective Properties are subject including but not limited to those laws, ordinances and governmental rules and regulations regarding employee wages and overtime;

                  (b) have failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of any of their respective Properties or the conduct of their respective businesses; which violation or failure might adversely affect the business, prospects, profits, Properties or condition (financial or otherwise) of any Borrower or any Guarantor.

         Section 3.15 ERISA. The Borrowers and the Guarantors are in compliance in all material respects with the applicable provisions of ERISA, and no "reportable event," as such term is defined in Section 4043 of ERISA, has occurred with respect to any Plan of any Borrower or any Guarantor.

         Section 3.16 Related Parties. Borrowers and Guarantors represent that
(i) there are no Subsidiaries of ISSI other than Borrowers, ISI, TCS and AAC,
(ii) there are no Subsidiaries of Borrowers, ISI or TCS and (iii) the fair market value of the assets of AAC does not exceed $100,000.

         Section 3.17 Direct Benefit From Loans. Each Borrower has received, or, upon the execution and funding thereof, will receive (i) direct benefit from the making and execution of this Agreement and the other documents to which it is a party, and (ii) fair and independent consideration for the entry into, and performance of, this Agreement and the other documents to which it is a party.

         Section 3.18 RICO. No Borrower or Guarantor is in violation of any laws, statutes or regulations, including, without limitation, RICO, which contain provisions which could potentially override Lender's security interest in the Collateral (as that term is defined in the Security Instruments).

                                   ARTICLE IV

                              AFFIRMATIVE COVENANTS

         A deviation from the provisions of this Article IV shall not constitute a Default under this Agreement if such deviation is consented to in writing (in the manner hereinafter provided in Section 8.02) by Lender. Without the prior written consent of Lender, the Borrowers and Guarantors will at all times comply with the covenants contained in this Article IV, from the date hereof and for so long as any part of the Notes or the Commitment is outstanding.

         Section 4.01 Financial Statements and Reports. The Borrowers, Guarantors and their respective Subsidiaries will promptly furnish to Lender from time to time upon request such information regarding the business and affairs and financial condition of the Borrowers and Guarantors and their respective Subsidiaries as Lender may reasonably request, and will furnish to
Lender:

                  (a) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the close of each fiscal year of the Borrowers, the audited consolidated and unaudited consolidating balance sheets of the Borrowers, Guarantors and their respective Subsidiaries as at the end of such year and the audited consolidated and unaudited consolidating operating statements of the Borrowers, Guarantors and their respective Subsidiaries as at the end of such year (showing income, expenses, cash flow and surplus), setting forth in each case in comparative form figures for the previous fiscal year, all prepared in accordance with generally accepted accounting principles and accompanied by the opinion of an independent certified public accountant acceptable to Lender;

                  (b) Monthly Financial Statements. As soon as available and in any event within thirty (30) days after the end of each calendar month, the consolidated and unaudited consolidating balance sheets of the Borrowers, Guarantors and their respective Subsidiaries as at the end of such month and the consolidated and unaudited consolidating operating statements of the Borrowers, Guarantors and their respective Subsidiaries for such month (showing income, expenses, cash flow and surplus for such month and for the period from the beginning of the fiscal year to the end of such month), all prepared in accordance with generally accepted accounting principles, certified by the principal financial officer of the Borrowers;

                  (c) Accounts Agings. As soon as available and in any event within ten (10) days after the end of each calendar month, consolidated and consolidating agings of all accounts payable and accounts receivable of the Borrowers, showing each such account which is thirty
         (30), sixty (60), ninety (90) and over ninety (90) days past due;

                  (d) Inventory Report. As soon as available and in any event within ten (10) days after the end of each calendar month, a schedule of Inventory of the

         Borrowers, indicating product type and location and a reconciliation of Inventory using cost of sales analysis;

                  (e) Eligible Inventory Report. As soon as available and in any event within ten (10) days after the end of each calendar month, a report in such form as Lender may reasonably request, reflecting the Eligible Inventory of the Borrowers as of the previous Business Day and invoice registers, invoice copies and cash receipt journals which back up such report. Such report shall also reflect such other information as Lender may reasonably request; and

                  (f) Weekly Reporting. On or before the first Business Day of each week, a report in such form as Lender may reasonably request, reflecting the Eligible Accounts (as defined in the Accounts Purchase Agreements) of Borrowers as of the previous week and calculating the Eligible Accounts (as defined in the Accounts Purchase Agreements) based thereon, together with invoice journals, invoice copies and cash receipt journals, check copies, support for any miscellaneous debit/credit adjustments, all of which backup such report. Such report shall also reflect the amount of sales and receipts of Borrowers during the proceeding week and such other information as Lender may reasonably request.

                  All such balance sheets and other financial statements referred to in this Section 4.01 above shall be in such detail as Lender may reasonably request and shall conform to generally accepted accounting principles applied on a basis consistent with those of the Financial Statements, except only for such changes in accounting principles or practice with which independent certified public accountants concur; provided, that there shall not in any event be any change in reporting to Lender under this Agreement until Lender, Borrowers and Guarantors shall agree pursuant to written amendment of this Agreement.

         Section 4.02 Compliance with Laws; Payment of Taxes and Other Claims. The Borrowers and Guarantors will, and will cause each Subsidiary, to observe and comply with (a) all laws, statutes, codes, acts, ordinances, rules, regulations, directions and requirements of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers applicable to it and where the failure to observe or comply would have a material adverse effect on the condition, financial or otherwise, of Borrowers or Guarantors; and (b) pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon any Borrower, Guarantor or any of their Subsidiaries or upon the income or any Property of any Borrower, Guarantor or such Subsidiary as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a lien upon any or all of the Property of any Borrower, Guarantor or any of their Subsidiaries; provided, however, that, subject to the written approval of Lender, no Borrower or Guarantor nor any of their Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted and if the Borrowers or any such Guarantor or Subsidiary shall have set up reserves therefor adequate under generally accepted accounting principles.

         Section 4.03 Maintenance. Each Borrower and Guarantor will, and will cause each Subsidiary, to (i) maintain its corporate existence, rights and franchises; (ii) observe and comply with all valid laws, statutes, codes, acts, ordinances, judgments, injunctions, rules, regulations, certificates, franchises, permits and licenses (including without limitation applicable statutes, regulations, orders and restrictions relating to environmental standards or controls or to energy regulations) of all federal, state, county, municipal and other governmental authorities; (iii) maintain its Properties (and any Properties leased by or consigned to it or held under title retention or conditional sales contracts) in good and workable condition (ordinary wear and tear excepted) at all times and make all repairs, replacements, additions, betterments and improvements to its Properties as are needful and proper so that the business carried on in connection therewith may be conducted properly and efficiently at all times; and (iv) maintain and keep books of records and accounts, all in accordance with generally accepted accounting principles, consistently applied, of all dealings and transactions in relation to its business and activity.

         Section 4.04 Further Assurances. Each Borrower and Guarantor will, and will cause each Subsidiary, to cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Security Instruments, including this Agreement. The Borrowers and Guarantors at their expense will promptly execute and deliver to Lender upon request all such other and further documents, agreements and instruments to effectuate the agreements of any Borrower or Guarantor or any of their Subsidiaries in the Security Instruments, including in this Agreement, or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in the Security Instruments, or more fully to state the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith. Without limiting any of the foregoing, if at any time the fair market value of the assets of AAC, exceeds $100,000, the Borrowers and Guarantors agree to promptly execute and deliver, or cause AAC to promptly execute and deliver, as the case may be, all documents, instruments, certificates and agreements that are required to be delivered by the Guarantors under Sections 7.03, 7.04, 7.05, 7.10, 7.16, 7.17 and 7.18 of this Agreement.

         Section 4.05 Performance of Obligations. The Borrowers will pay the Notes according to the reading, tenor and effect thereof; and the Borrowers and Guarantors will do and perform every act and discharge all of the obligations provided to be performed and discharged by the Borrowers or Guarantors under the Security Instruments, including this Agreement, at the time or times and in the manner specified, and cause each of their respective Subsidiaries to take such action with respect to their obligations to be performed and discharged under the Security Instruments to which they respectively are parties.

         Section 4.06 Reimbursement of Expenses. The Borrowers and Guarantors jointly and severally agree to pay all reasonable legal fees incurred by Lender in connection with the preparation, amendment, interpretation, administration and enforcement of this Agreement and any and all other Security Instruments contemplated hereby. The Borrowers and Guarantors will, upon request, promptly reimburse Lender for all amounts expended, advanced or incurred by Lender to satisfy any obligation of the Borrowers or Guarantors under this Agreement or any other Security Instrument, or to protect the Properties or business of any Borrower, Guarantor or any Subsidiary or to collect the Notes, or to enforce the rights of Lender under this Agreement, the Notes, or any other Security Instrument, which amounts include, without limitation, all court costs, attorneys' fees, fees of auditors and accountants, and investigation expenses reasonably incurred by Lender in connection with any such matters, together with interest at either (i) the post-maturity rate specified in Section 2.02(b) on each such amount from the date that the same is expended, advanced or incurred by Lender until the date of reimbursement to Lender, or (ii) if no Default shall have occurred and be continuing, the prematurity rate specified in Section 2.02(a) on each such amount from the date that the same is expended, advanced or incurred by Lender until the date of written demand or request by Lender for the reimbursement of same, and thereafter at the applicable post-maturity rate specified in Section 2.02 until the date of reimbursement to Lender.

         Section 4.07 Insurance. Each Borrower and Guarantor and each of their respective Subsidiaries now maintains and will continue to maintain with financially sound and reputable insurers, insurance with respect to its respective Properties and businesses against such liabilities, casualties, risks and contingencies and in such types and amounts as is customary in the case of corporations engaged in the same or similar businesses and similarly situated but in any event, all fixed assets of the Borrowers, Guarantors and such Subsidiaries shall be insured for an amount at least equal to the unpaid principal balance of the Notes, from time to time outstanding. All such policies shall name Lender as loss payee. Upon request of Lender, the Borrowers and Guarantors will furnish or cause to be furnished to Lender from time to time a summary of the insurance coverage of the Borrowers, Guarantors and their respective Subsidiaries in form and substance satisfactory to Lender and if requested will furnish Lender copies of the applicable policies.

         Section 4.08 Right of Inspection. The Borrowers and Guarantors will permit, and will cause each of its Subsidiaries to permit, any officer, employee or agent of Lender to visit and inspect any of the Properties of any Borrower, Guarantor or any such Subsidiary, examine any Borrower's, Guarantor's or any such Subsidiary's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of any Borrower, Guarantor or any such Subsidiary with the Borrower's, Guarantor's or Subsidiary's current and former officers, employees, accountants and auditors, during normal business hours no more than four times during any fiscal year of the Borrowers and Guarantors unless there is a Default or an Event of Default, then at such times and as often as Lender may desire. The Borrowers and Guarantors jointly and severally agree to pay or reimburse Lender for all out-of-pocket costs and expenses associated with such inspections plus a per diem fee of $700 per person per day.

         Section 4.09 Notice of Certain Events. Each of the Borrowers and Guarantors shall promptly notify Lender if it learns of the occurrence of (i) any event which constitutes a Default, together with a detailed statement by a responsible officer of the Borrowers and Guarantors of the steps being taken to cure the effect of such Default; or (ii) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of indebtedness of the Borrower or any Guarantor or their respective Subsidiaries or of any security (as defined in the Securities Act of 1933, as amended) of any Borrower, Guarantor or such Subsidiary with respect to a claimed default, together with a detailed statement by a responsible officer thereof specifying the notice given or other action taken by such holder and the nature of the claimed default and what action such Borrower, Guarantor or Subsidiary is taking or proposes to take with respect thereto; or (iii) any legal, judicial or regulatory proceedings affecting any Borrower, Guarantor or any of their Subsidiaries or any of the Properties of any Borrower or any Subsidiary in which the amount involved is material and is not covered by insurance or which, if adversely determined, would have a material and adverse effect on the business or the financial condition of any Borrower, Guarantor or any such Subsidiary; or (iv) any dispute between any Borrower, Guarantor or such any Subsidiary and any governmental or regulatory body or any other Person which, if adversely determined, might materially interfere with the normal business operations of any Borrower, Guarantor or any such Subsidiary; or (v) any material adverse changes, either in any case or in the aggregate, in the assets, liabilities, financial condition, business, operations, affairs or circumstances of any Borrower, Guarantor or any such Subsidiary, from those reflected in the Financial Statements or by the facts warranted or represented in any Security Instrument, including this Agreement.

         Section 4.10 ERISA Information and Compliance. The Borrowers and Guarantors will promptly furnish to Lender (i) if requested by Lender, promptly after the filing thereof with the United States Secretary of Labor or the Pension Benefit Guaranty Corporation, copies of each annual and other report with respect to each Plan or any trust created thereunder, and (ii) immediately upon becoming aware of the occurrence of any "reportable event," as such term is defined in Section 4043 of ERISA, or of any "prohibited transaction," as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended, in connection with any Plan or any trust created thereunder, a written notice signed by the president or the principal financial officer of each Borrower and Guarantor specifying the nature thereof, what action the Borrowers, Guarantors or any of their Subsidiaries is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto. The Borrowers and Guarantors will fund, or will cause their Subsidiaries to fund, all current service pension liabilities as they are incurred under the provisions of all Plans from time to time in effect for the benefit of employees of the Borrowers, Guarantors or any of their Subsidiaries, and comply with all applicable provisions of ERISA.

         Section 4.11 Lockbox and Blocked Accounts. All collections, payments and other proceeds of accounts purchased by Lender pursuant to the Accounts Purchase Agreements shall be processed and applied as provided therein. All collections, payments and other proceeds of any collateral at any time received by Borrowers or Guarantors shall be delivered forthwith to Lender in the form received for deposit to a blocked collection account under the sole control of Lender, and applied to the Indebtedness in Lender's discretion at such time as Lender has received final credit therefor in accordance with normal banking practices (at least two (2) Business Days shall be allowed for collection of all items through normal banking channels).

         Section 4.12 Environmental Requirements. The Borrowers and Guarantors shall comply with all federal laws, state statutes, municipal ordinances and all other governmental standards, rules and regulations applicable to Borrowers, Guarantors or to their Property in respect to occupational health and safety, hazardous waste and substances and environmental matters. The Borrowers and Guarantors shall promptly notify Lender of its receipt of any notice of a violation or an alleged violation of any such federal laws, state statutes, municipal ordinances or other governmental standards, rules or regulations. The Borrowers and Guarantors shall indemnify and hold Lender harmless from all loss, cost, damages, claim and expense incurred by Lender on account of any failure to perform the obligations of this Section.

         Section 4.13 Securities Filings. Each Borrower and Guarantor, and their respective Subsidiaries, will promptly provide Lender with a copy of each and any report or filing made with, or pursuant to requirements of the Securities and Exchange Commission, including without limitation 10-K annual reports and 10-Q quarterly reports.

         Section 4.14 Compliance Certificate. At the time that the Borrowers and Guarantors provide the financial statements pursuant to Section 4.01 for any month that is the last month of a fiscal quarter of the Borrowers, the Borrowers and Guarantors shall also provide a Compliance Certificate which (i) sets forth as of the end of such fiscal quarter or fiscal year, as the case may be, the calculations required to establish whether or not the Borrowers and Guarantors are in compliance with the requirements of Section 5.11, Section 5.12 and Section 5.19, as of the end of each respective period, (ii) states that the information on any and all schedules to this Agreement is complete and accurate as of the date of such certificate or, if such is not the case, attaches to such certificate updated schedules, and (iii) states that, based on a reasonably diligent examination, no Event of Default, or event or condition which with the passage of time or the giving of notice, or both, would constitute an Event of Default, has occurred or exists, or, if such is not the case, specifies such Event of Default, or such event or condition, and its nature, when it occurred, whether it is continuing and the steps taken or being taken by Borrowers and Guarantors with respect thereto.

         Section 4.15 Capital Retention. All cash proceeds received by any Borrower or Guarantor in satisfaction of the Term Loan B Conditions or the Term Loan C Conditions shall be retained at all times as capital by such Borrower or Guarantor, as the case may be, and may be used only for working capital purposes in the ordinary course of business.

         Section 4.16 Aggregate Funding. At all times following initial funding of the Inventory Notes and continuing until termination of the Accounts Purchase Agreements, subject to availability under the Accounts Purchase Agreements and the Notes, the aggregate amount funded and remaining unpaid under the Notes plus the Purchased Accounts Balance shall not be less than $1,000,000.

                                    ARTICLE V

                               NEGATIVE COVENANTS

         A deviation from the provisions of this Article V shall not constitute a Default under this Agreement if such deviation is consented to in writing (in the manner hereinafter provided in Section 8.02) by Lender. Without the prior written consent of Lender, the Borrowers and Guarantors will at all times comply with the covenants contained in this Article V, from the date hereof and for so long as any part of the Notes or the Commitment is outstanding.

         Section 5.01 Debts, Guaranties and Other Obligations. Neither the Borrowers, Guarantors nor any of their Subsidiaries will incur, create, assume or in any manner become or be liable in respect of any indebtedness (including obligations for the payment of rentals); and neither the Borrowers, Guarantors nor any such Subsidiary will guarantee or otherwise in any way become or be responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person or agreement for the furnishing of funds to any other Person through the purchase or lease of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other Person, or otherwise, except that the foregoing restrictions shall not apply to:

                  (a) the Notes or other Indebtedness to Lender;

                  (b) liabilities, direct or contingent, of the Borrowers, Guarantors and their Subsidiaries existing on the date of this Agreement which are reflected in the Financial Statements or have been disclosed to Lender in writing, but not any increases, refundings, renewals or extensions thereof;

                  (c) liabilities in relation to leases and lease agreements to the extent permitted by Section 5.07 hereof;

                  (d) endorsements of negotiable or similar instruments for collection or deposit in the ordinary course of business;

                  (e) trade payables or similar obligations from time to time incurred in the ordinary course of business other than for borrowed money;

                  (f) taxes, assessments or other government charges which are not yet due or are being contested pursuant to Section 4.02 hereof;

                  (g) Subordinated Debt; and

                  (h) other indebtedness, liabilities and obligations that do not exceed $10,000 in the aggregate.

         Section 5.02 Liens. Neither the Borrowers, Guarantors nor any of their Subsidiaries will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

                  (a) Liens securing the payment of any Indebtedness to Lender;

                  (b) Liens for taxes, assessments, or other governmental charges not yet due or which are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefor;

                  (c) Liens of landlords, vendors, carriers, warehousemen, mechanics, laborers and materialmen arising by law in the ordinary course of business for sums not yet due or, subject to the written approval of Lender, being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefor;

                  (d) Liens existing on Property owned by any Borrower, Guarantor or any such Subsidiary on the date of this Agreement which have been disclosed to Lender in writing but not any increases, refundings, renewals or extensions thereof;

                  (e) pledges or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance, social security and other like laws; and

                  (f) inchoate liens arising under ERISA to secure the contingent liability of any Borrower or any Subsidiary permitted by
         Section 4.10 hereof.

         Section 5.03 Investments, Loans and Advances. Neither the Borrowers , Guarantors nor any of their Subsidiaries will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

                  (a) loans, advances or investments the material details of which have been set forth in the Financial Statements or have been otherwise disclosed to Lender in writing prior to the execution of this Agreement;

                  (b) investments in direct obligations of the United States of America or any agency thereof;

                  (c) investments in certificates of deposit issued by commercial banks in the United States having a combined capital and surplus in excess of One Hundred Million Dollars ($100,000,000.00);

                  (d) investments in commercial paper with the best rating by Standard & Poor's, Moody's Investors Service, Inc., or any other rating agency satisfactory to Lender issued by companies in the United States with a combined capital and surplus in excess of One Hundred Million Dollars ($100,000,000.00);

                  (e) loans or advances to a Borrower or a Guarantor; and

                  (f) loans or advances to Affiliates other than Borrowers and Guarantors that do not in the total aggregate amount exceed Five Thousand Dollars ($5,000).

         Section 5.04 Dividends, Distributions, Redemptions, Restricted Payments. Neither the Borrowers, Guarantors nor any of their Subsidiaries will declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders, or make any distribution of its assets to its stockholders as such, except that the Borrowers, Guarantors or such Subsidiaries may declare and deliver stock dividends. Neither the Borrowers, Guarantors nor any of their Subsidiaries will make any redemption or prepayment or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any indebtedness for borrowed money owing to any Person other than Lender or of any indebtedness that is junior and subordinate to the Indebtedness, except, in the case of any such junior and subordinate indebtedness, as may be expressly allowed by the terms of any subordination agreement governing same. Neither the Borrowers, Guarantors nor any of their

Subsidiaries will make any payment of any management, consulting or similar fee or of any principal, interest or fees on any indebtedness (other than trade debt incurred in the ordinary course of business), owing to any officer, shareholder or other equity holder of any Borrower, Guarantor, such Subsidiary or to any Affiliate or any officer, shareholder or other equity holder of any such Affiliate if any Default or Event of Default exists at the time of any such payment or would exist as a result of making any such payment.

         Section 5.05 Sale of Properties. Neither the Borrowers, Guarantors nor any of their Subsidiaries will sell, transfer or otherwise dispose of any Property that is collateral under any Security Instrument other than sales of inventory in the ordinary course of business. Neither the Borrowers, Guarantors nor any of their Subsidiaries will sell, transfer or otherwise dispose of all or any substantial portion or integral part of any other of their Properties except in the ordinary course of business, or enter into any arrangement, directly or indirectly, with any Person whereby any Borrower, Guarantor or any such Subsidiary shall sell or transfer any Property, whether now owned or hereafter acquired, and whereby any Borrower, Guarantor or any such Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which any Borrower, Guarantor or any such Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

         Section 5.06 Nature of Business. Neither the Borrowers, Guarantors nor any of their Subsidiaries will permit any material change to be made in the character of its business as carried on at the date hereof.

         Section 5.07 Limitation on Leases. Neither the Borrowers, Guarantors nor any of their Subsidiaries will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal), under leases or lease agreements, without the prior written consent of Lender, except (i) leases and lease agreements for equipment used in the office operations of the Borrowers, Guarantors and such Subsidiaries in an aggregate amount for the Borrowers, Guarantors and all such Subsidiaries (determined on a consolidated basis) not to exceed $200,000 in any fiscal year of the Borrowers, and (ii) leases and lease agreements for real property at 8200 Springwood Drive, Suite 230, Irving, Texas 75063 (the "Springwood Location") or, upon expiration of the existing leases and lease agreements for the Springwood Location any lease and lease agreement for a replacement location that is on substantially similar terms as the existing leases and lease agreements for the Springwood Location.

         Section 5.08 Mergers, Consolidations, etc.. Neither the Borrowers, Guarantors nor any of their Subsidiaries will (a) amend its certificate or articles of incorporation or otherwise change its corporate name or structure if such amendment to its certificate or articles of incorporation or its change in corporate name or structure will cause a material adverse change, either in any case or in the aggregate, in the assets, liabilities, financial condition, business, operations, collateral, affairs or circumstances of any Borrower, Guarantor or any of their Subsidiaries from those reflected in the Financial Statements or by the facts warranted or represented in any Security Instrument, including this Agreement, or (b) consolidate with or merge into or acquire any Person, or permit any other Person to consolidate with or merge into or acquire any Borrower, Guarantor or any such Subsidiary or acquire the stock of any corporation or form any Subsidiary.

         Section 5.09 ERISA Compliance. The Borrowers and Guarantors will not at any time permit any Plan maintained by it or any of their Subsidiaries to:

                  (a) engage in any "prohibited transaction" as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended;

                  (b) incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA; or

                  (c) terminate any such Plan in a manner which could result in the imposition of a Lien on the Property of any Borrower or any Subsidiary pursuant to Section 4068 of ERISA.

         Section 5.10 Issuance of Stock. During the term of this Agreement, the Borrowers, Guarantors and their Subsidiaries will not issue any additional shares of stock without the written consent of Lender except as may be permitted pursuant to the terms of that certain Subordination Agreement of even date herewith executed by Borrowers, Guarantors, Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC to and for the benefit of the Lender.

         Section 5.11 Tangible Net Worth. During the term of this Agreement, as of the last day of each calendar month, the Tangible Net Worth of ISSI on a consolidated basis shall not be less than the amounts, throughout the periods, indicated below:

         Period                                      Minimum Tangible Net Worth
         ------                                      --------------------------

         01/01/1999 through 06/30/1999               $2,500,000

         07/01/1999 through 06/30/2000               $3,100,000

         07/01/2000 and thereafter                   $3,600,000

Such determination shall be made monthly.

         Section 5.12 Fixed Charge Coverage Ratio. (a) from the date hereof through April 30, 1999, ISSI's consolidated Interest Expense during such period plus principal payments, scheduled and unscheduled, on consolidated Funded Indebtedness during such period, plus Non-Compete Payments, plus Distributions paid during such period, if any, shall not exceed $225,000 during the calendar month of January, 1999 and $125,000 during any other calendar month during such period, and (ii) $600,000 in the aggregate during such period; and (b) thereafter, the Fixed Charge Coverage Ratio of ISSI on a consolidated basis, as of the last day of any month, shall not be less than the ratio indicated for such month, determined for the relevant periods, as specified as follows:

         Month                      Relevant Period               Ratio
         -----                      ---------------               -----
         May, 1999                  Preceding 6 months            0.30 to 1.00
         June, 1999                 Preceding 6 months            0.50 to 1.00
         July, 1999                 Preceding 6 months            0.83 to 1.00
         August, 1999               Preceding 6 months            1.10 to 1.00
         September, 1999            Preceding 6 months            1.25 to 1.00
         Monthly thereafter         Preceding 6 months            1.25 to 1.00

         Section 5.13      [Reserved].

         Section 5.14 Changes in Accounting Methods. The Borrowers and Guarantors, and their consolidated Subsidiaries, will not make any change in their accounting method as in effect on the date of this Agreement or change their fiscal year ending date from June 30, unless such changes have the prior written approval of Lender.

         Section 5.15 Transactions With Affiliates. The Borrowers, Guarantors and their Subsidiaries will not, directly or indirectly, enter into any transaction (including, but not limited to, the sale or exchange of property or the rendering of any service) with any Affiliate, other than in the ordinary course of their business and upon substantially the same or better terms as they could obtain in an arm's length transaction with a Person who is not an Affiliate.

         Section 5.16 Payments to IST Partners, Ltd.. The Borrowers and the Guarantors will not at any time make any payments or other transfer of funds or stock to or for the benefit of IST Partners, Ltd. without the prior consent of Lender.

         Section 5.17 Use of Proceeds. The Borrowers, Guarantors and their Subsidiaries will not use the proceeds of the Notes for purposes other than those set forth in Section 3.13.

         Section 5.18 RICO. The Borrowers, Guarantors and their Subsidiaries will not violate any laws, statutes or regulations, whether federal or state, for which forfeiture of its properties is a potential penalty, including, without limitation, RICO.

         Section 5.19 Capital Expenditures. The Borrowers and Guarantors will not, and will not permit any of their respective Subsidiaries to, directly or indirectly, make or incur any Capital Expenditures in the aggregate in excess of the amount set forth below for the fiscal year of Borrowers and Guarantors set forth opposite such amount:

         Period                                                  Amount
         ------                                                  ------
         Fiscal Year ending June 30, 1999                        $330,000
         Fiscal Year ending June 30, 2000                        $690,000
         Fiscal Year ending June 30, 2001                        $2,636,000

                                   ARTICLE VI

                                EVENTS OF DEFAULT

         Section 6.01 Events. Any of the following events shall be considered an "Event of Default" as that term is used herein:

                           (a) Principal and Interest Payments. Default is made in the payment or prepayment when due of any installment of principal or interest on any of the Notes or any other Indebtedness; or

                           (b) Representations and Warranties. Any
         representation or warranty made by any Borrower, Guarantor or any Subsidiary in any Security Instrument, including this Agreement, proves to have been incorrect in any material respect as of the date thereof; or any representation, statement (including financial statements), certificate or data furnished or made by any Borrower, any Subsidiary or any Guarantor (or any officer, accountant or attorney of any Borrower, Guarantor or any Subsidiary) under any Security Instrument, including this Agreement, proves to have been untrue in any material respect, as of the date as of which the facts therein set forth were stated or certified; or

                           (c) Affirmative Covenants. Default is made in the due observance or performance of any of the covenants or agreements contained in Article IV of this Agreement (provided, that in the case of noncompliance with any of the requirements of subsections (b), (c) or (d) of Section 4.01, an Event of Default shall not be deemed to exist unless fifteen (15) days shall have passed since the first date of such noncompliance); or

                           (d) Negative Covenants. Default is made in the due observance or performance by any Borrower, Guarantor or any Subsidiary of any of the covenants or agreements contained in Article V of this Agreement; or

                           (e) Conditions Precedent. The Borrowers or Guarantors fail to satisfy, or cause to be satisfied, any of the conditions precedent contained in Article VII hereof which are not to be completed as of the date of this Agreement; or

                           (f) Other Security Instrument Obligations. Default is made in the due observance or performance by any Borrower, Guarantor or any of their Subsidiaries of any of the covenants or agreements contained in any Security Instrument other than this Agreement, and such default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed under such Security Instrument; or

                           (g) Involuntary Bankruptcy Proceedings. A receiver, conservator, custodian, liquidator, creditors' committee, board of inspectors, or trustee of any Borrower, Guarantor or any of their Subsidiaries, or of any of their Property, is created, engaged, retained, procured, authorized, or appointed in the United States or under any law of any foreign country by the order or decree of any court or agency or supervisory authority having jurisdiction; or any Borrower, Guarantor or any such Subsidiary becomes a debtor under the Bankruptcy Code of the United States or under the law of any foreign country, or is the subject of an order for relief, or becomes a bankrupt or insolvent; or any Borrower's, Guarantor's or any such Subsidiary's Property is sequestered, seized, or attached in the United States or under any law of any foreign country by court order or decree; or a complaint, petition, or similar pleading is filed against any Borrower, Guarantor or any such Subsidiary under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, in the United States or in any foreign country, whether such law is now in existence or hereafter in effect; or

                           (h) Voluntary Petitions. Any Borrower, Guarantor or any of their Subsidiaries files a petition in bankruptcy or reorganization or seeks relief under any provision of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, in the United States or in any foreign country, whether such law is now in existence or hereafter in effect, or any Borrower, Guarantor or any such Subsidiary is the subject of an order for relief or winding-up petition entered by any bankruptcy court, or any Borrower, Guarantor or any such Subsidiary consents to the filing of any petition against it under any such law in the United States or in any foreign country; or

                           (i) Assignments, Conveyances, or Transfers for Benefit of Creditors. Any Borrower, Guarantor or any such Subsidiary makes an assignment, conveyance, or transfer for the benefit of its creditors, or for the purpose of enforcing a lien against its Property, or admits in writing its inability to pay its debts generally as they become due, or is generally not paying its debts as such debts become due, or consents to the appointment of a custodian, receiver, trustee, assignee, or liquidator of all, substantially all, less than substantially all, or any part of its Property for the purpose of enforcing a lien against its Property; or

                           (j) Discontinuance of Business. Any Borrower, Guarantor or any of their Subsidiaries discontinues its usual business; or

                           (k) Default on Other Debt or Security. Any Borrower, Guarantor or any of their Subsidiaries fails to make any payment due on any indebtedness or security (as "security" is defined in the Securities Act of 1933, as amended) or any event shall occur or any condition shall exist in respect of any indebtedness or security of any Borrower or any Subsidiary or any Guarantor, or under any agreement securing or relating to such indebtedness or security, the effect of which is (i) to cause or to permit any holder of such indebtedness or other security or a trustee to cause (whether or not such holder or trustee elects to cause) such indebtedness or security, or a portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or (ii) to permit a trustee or the holder of any security to elect (whether or not such holder or trustee does elect) a majority of the directors on the board of directors of any Borrower, Guarantor or any such Subsidiary; or

                           (l) Undischarged Judgments. If judgment for the payment of money in excess of Ten Thousand and No/100 Dollars ($10,000.00) is rendered by any court or other governmental body against any Borrower, Guarantor or any of their Subsidiaries and any such Borrower, Guarantor or Subsidiary does not immediately discharge the same or provide for its immediate discharge in accordance with its terms, or procure a stay of execution thereof within ten (10) days from the date of entry thereof, and within said period of ten (10) days from the date of entry thereof or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal while providing such reserves therefor as may be required under generally accepted accounting principles; or

                           (m) Insolvency. If any Borrower or Guarantor shall be or become insolvent; or

                           (n) Fraudulent Transfers. Any Borrower or Guarantor shall have concealed, removed, or permitted to be concealed or removed, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent transfer or similar law; or shall have made any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its Property through legal proceedings or distraint or other process which is not vacated within 60 days from the date thereof; or

                           (o) Forfeiture. The filing of formal charges under a federal or state law for which forfeiture of any Borrower's or Guarantor's Property is a potential penalty.

                  Provided, that the enumeration of Events of Default shall not impair the nature of the Indebtedness evidenced by the Inventory Notes as being demand obligations, payable on demand whether or not any Default or Event of Default is in existence, as provided by Section 2.01(a).

         Section 6.02 Remedies. Upon demand or the happening of any Event of Default specified in Section 6.01, (i) Lender may declare the entire principal amount of all Indebtedness then outstanding including interest accrued thereon to be immediately due and payable (provided, that the occurrence of any event described in Subsections 6.01(g) or (h) shall automatically accelerate the maturity of the Indebtedness, without the necessity of any action by Lender) without presentment, demand, protest, notice of protest or dishonor, notice of default, notice of intent to demand, notice of intent to accelerate, notice of acceleration, or other notice of any kind, all of which are hereby expressly waived by each Borrower, each Subsidiary and each Guarantor; and (ii) all obligations, if any, of Lender hereunder, including the Commitment, shall immediately cease and terminate unless and until Lender shall reinstate same in writing. Provided, the provision for remedies upon the occurrence of Events of Default shall not impair the nature of the Indebtedness evidenced by the Inventory Notes as being demand obligations, payable on demand whether or not any Default or Event of Default is in existence, as provided by Section 2.01(a).

         Section 6.03 Prohibition of Transfer, Assignment and Assumption. This Agreement pertains to the extension of debt financing and financial accommodations for the benefit of the Borrowers and the Subsidiaries and cannot be transferred to, assigned to or assumed by any other person or entity either voluntarily or by operation of law. In the event any Borrower, Guarantor or any of their Subsidiaries becomes a debtor under the Bankruptcy Code of the United States or under the law of any foreign country, any trustee or debtor in possession may not assume or assign this agreement nor delegate the performance of any provision hereunder.

         Section 6.04 Right of Set-off. Upon the occurrence of any Event of Default, or if any Borrower or Guarantor becomes insolvent, however evidenced, Lender and any agent bank of Lender is hereby authorized at any time and from time to time, without notice to the Borrowers or Guarantors (any such notice being expressly waived by the Borrowers and Guarantors), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender or any agent bank of Lender to or for the credit or the account of the Borrowers or the Guarantors against any and all of the Indebtedness of the Borrowers or Guarantors, irrespective of whether or not Lender shall have made any demand under this Agreement or the Notes and although such obligations may be unmatured. Lender agrees promptly to notify the Borrowers' Agent after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this Section 6.04 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Lender may have. The rights contained in this Section 6.04 shall inure to the benefit of any participant in any loans made hereunder.

                                   ARTICLE VII

                                   CONDITIONS

         The obligation of Lender to make the loans to be evidenced by the Notes is subject to the accuracy of each and every representation and warranty of the Borrowers, Guarantors and their Subsidiaries made or referred to in each Security Instrument, including this Agreement, or in any certificate delivered to Lender pursuant to or in connection with any Security Instrument, including this Agreement, to the performance by the Borrowers and Guarantors of their obligations to be performed hereunder on or before the date of the loan, and to the satisfaction of the following further conditions which must be satisfied as of the date of this Agreement and as of the time of the initial advance under the Inventory Notes and Term Note A.

         Section 7.01 Closing. The delivery of all instruments and certificates referred to in this Article VII not theretofore delivered and for the making of the loans provided for in Article II of this Agreement shall occur on or before January 29, 1999.

         Section 7.02 Notes. The Inventory Note of each Borrower requesting a loan under the Inventory Loan and the Term Loan A Note of each Borrower requesting a loan under Term Loan A each shall have been duly and validly issued, executed and delivered to Lender.

         Section 7.03 Charter; By-laws. Lender shall have received a copy, certified as true by the Secretary or Assistant Secretary of each Borrower and Guarantor of the articles or certificate of incorporation and the by-laws of such Borrower or Guarantor which is to execute this Agreement or any Security Instrument pursuant to this Agreement.

         Section 7.04 Secretary's Certificates. Lender shall have received, on or before the date of Closing, certificates of the Secretary of the Borrowers and Guarantors and any Subsidiary which is to execute any Security Instrument pursuant to this Agreement setting forth (i) resolutions of its board of directors in form and substance satisfactory to Lender with respect to the authorization of the Notes, this Agreement and any other Security Instruments provided herein and the officers authorized to sign such instruments, and (ii) specimen signatures of the officers so authorized.

         Section 7.05 Opinion of Borrowers' Counsel. Lender shall have received within thirty (30) days of the date of this Agreement and prior to the Closing from counsel for the Borrowers, Guarantors and the Subsidiaries, a favorable written opinion satisfactory to Lender and its counsel, as to the matters contained in Sections 3.01, 3.02, 3.03, 3.04 and 3.05 hereof, and as to such counsel's knowledge of pending or threatened material litigation or governmental or regulatory proceedings against any Borrower, Guarantor or any Subsidiary or any of the Property of any Borrower, Guarantor or any Subsidiary; and as to the validity and enforceability of this Agreement and the validity, enforcement, creation, attachment and perfection of Liens under any of the Security Instruments; and as to such other matters incident to the transactions herein contemplated as Lender or its counsel may request.

         Section 7.06 Counsel of Lender. At the time of the loans hereunder, all legal matters incident to the transactions herein contemplated shall be satisfactory to counsel of Lender.

         Section 7.07 No Default. At the time of each loan hereunder, no Default shall have occurred, and there shall not have occurred any condition, event or act which constitutes, or with notice or lapse of time (or both) would constitute a default or event of default under any loan agreement, note agreement or trust indenture to which any Borrower, Guarantor or any of their Subsidiaries is a party.

         Section 7.08 No Material Adverse Changes. Prior to each loan, there shall have occurred, in the opinion of Lender, no material adverse changes, either in any case or in the aggregate, in the assets, liabilities, financial condition, business, operations, affairs or circumstances of any Borrower, Guarantor or any of their Subsidiaries, from those reflected in the Financial Statements or by the facts warranted or represented in any Security Instrument, including this Agreement.

         Section 7.09 Other Security Instruments and Information. The Borrowers and Guarantors, respectively, as appropriate, shall have duly and validly executed and delivered, or caused to be executed and delivered, to Lender the following instruments, each in form and substance satisfactory to Lender, in sufficient executed counterparts for recording purposes, as security for the Notes and other Indebtedness and shall have delivered the following documents containing information necessary to the preparation and perfection of the liens created by such instruments:

                           (a) security agreements executed by each Borrower and Guarantor covering all right, title and interest of such Borrower and Guarantor in all accounts receivable, general intangibles, Inventory, chattel paper, instruments and documents and, in addition in the case of GCI and each Guarantor, all Equipment and fixtures (excluding, however, certain molds owned by GCI that are subject to an existing security interest in favor of Mr. Sam W. "Webb" Golston et al., to be agreed to by GCI and Lender), and in each case now owned and hereafter acquired;

                           (b) all financing statements as may be required by Lender in order to perfect is security interest in the collateral referenced in subsection (a) of this Section 7.09;

                           (c) all documentation as may be required by Lender in order to cause Lender's security interest and lien to be noted on certificates of title for all Equipment of GCI consisting of vehicles or trailers with respect to which a certificate of title has been issued;

                           (d) the Accounts Purchase Agreements;

                           (e) each of those certain promissory notes in the original principal amounts of $300,000 and $400,000, respectively, in each case executed by MPA Systems, Inc. and payable to the order of GCI, duly endorsed for the benefit of Lender;

         Section 7.10 Guaranties. The Guarantors shall have duly and validly executed and delivered, or caused to be executed and delivered, to Lender in form and substance satisfactory to Lender, the following instruments:

                  (a) guaranty agreement;

                  (b) security agreements executed by each Guarantor covering all right, title and interest of such Guarantor in all accounts receivable, general intangibles, Inventory, Equipment and fixtures, chattel paper, instruments and documents;

                  (c) all financing statements as may be required by Lender in order to perfect is security interest in the collateral referenced in subsection (b) of this Section 7.10.;

         Section 7.11 Recordings. The Security Instruments described in Section
7.09 and Section 7.10 hereof, including financing statements, security agreements and other notices related thereto, shall have been duly delivered to the appropriate offices for filing, recording or registration, and Lender shall have received confirmations of receipt thereof from the appropriate filing, recording or registration offices.

         Section 7.12 Landlord's Waivers; Mortgagee's Waivers. The owner of Borrowers' and Guarantors' offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063, and the owner of any other real property where any Borrower or Guarantor maintains any Inventory or Equipment, and in each case any mortgagee thereof, shall have executed and delivered, in form and substance satisfactory to Lender, in sufficient executed counterparts for recording purposes, waivers of any Liens to which it may be entitled, in favor of Lender.

         Section 7.13 Closing Fee. Lender shall have received the Closing Fee in immediately available funds.

         Section 7.14 [Reserved]

         Section 7.15 Validity Guaranties. Lender shall have received a Guaranty of Validity of Collateral, duly executed by Gerald K. Beckmann, which shall be in form and substance satisfactory to Lender.

         Section 7.16 Subordination Agreement. Lender shall have received a subordination agreement duly executed by Renaissance Capital Growth and Income Fund III, Inc. and Renaissance Capital US Growth & Income Trust PLC and the Borrowers, in form and substance satisfactory to Lender.

         Section 7.17 Releases. Releases or termination statements as may be required by Lender in order to release any security interests or liens, and terminate any financing statements, on any property on which Lender has a Lien (other than those covered by intercreditor agreements referenced in Section 7.16).

         Section 7.18 Additional Matters. Lender shall have received all exhibits, annexes and schedules herein referenced and such additional reports, certificates, documents, statements, legal opinions, waivers, subordinations, agreements and instruments, in form and substance reasonably satisfactory to Lender, as Lender shall have reasonably requested from any of the Borrowers, Guarantors and their counsel.

         Section 7.19 Initial Inventory Loans and Term Loan A Advances. In addition to all other requirements and conditions provided by this Agreement, the initial advances under the Inventory Loan, and Term Loan A, shall further be subject to the following specific conditions:

                           (a) There shall have been no Default under this Agreement nor any breach or default under any of the other Security Instruments;

                           (b) All items required by Section 4.01 shall have been delivered to Lender and each shall be, as of the date of the requested advance, true and correct and satisfactory to Lender; and

                           (c) The financial condition of the Borrowers and Guarantors, as shown by the most recent Financial Statement described in Section 4.01(b) hereof, shall be acceptable to Lender, in its sole discretion.

         Section 7.20 Term Loan B Advances and Inventory Loan Reloads. In addition to all other requirements and conditions provided by this Agreement, advances under Term Loan B and any Inventory Loan Reload shall be further subject to the following specific conditions:

                  (a) There shall have been no Default under this Agreement nor any breach or default under any of the other Security Instruments;

                  (b) All items required by Section 4.01 shall have been delivered to Lender and each shall be, as of the date of the requested advance, true and correct and satisfactory to Lender; and

                  (c) The financial condition of the Borrowers and Guarantors, as shown by the most recent Financial Statement described in Section 4.01(b) hereof, shall be acceptable to Lender, in its sole discretion; and

                  (d) Lender shall have received evidence satisfactory to Lender that the Term Loan B Conditions shall have been satisfied.

         Section 7.21 Term Loan C Advances. In addition to all other requirements and conditions provided by this Agreement, advances under Term Loan C shall be further subject to the following specific conditions:

                  (a) There shall have been no Default under this Agreement nor any breach or default under any of the other Security Instruments;

                  (b) All items required by Section 4.01 shall have been delivered to Lender and each shall be, as of the date of the requested advance, true and correct and satisfactory to Lender; and

                  (c) The financial condition of the Borrowers and Guarantors, as shown by the most recent Financial Statement described in Section 4.01(b) hereof, shall be acceptable to Lender, in its sole discretion;

                  (d) The Term Loan C Conditions shall have been satisfied;

                  (e) With respect to all real property included in determination of the Term Loan C Credit Limit, Lender shall have received all documentation required by Lender in order to create in Lender's favor a first, prior and exclusive deed of trust or mortgage lien thereon, together with such other documents, information and items as Lender may require, including without limitation the following, and the form and substance thereof in each case shall be satisfactory to Lender in its discretion:

                      (i) Copies of all deeds of trust or mortgages, duly
             executed and delivered and evidencing the recording of each such instrument in the appropriate jurisdiction for the recording thereof on the real property subject thereto or, at the option of Lender, in proper form for recording in such jurisdiction;

                  (ii) an appraisal of all such real property prepared by a credentialed appraiser satisfactory to Lender, establishing values at levels satisfactory to Lender, in form, and based on valuations methods, satisfactory to Lender;

                  (iii) One or more fully paid mortgagee title insurance policies or, at the option of Lender, unconditional commitments for the issuance thereof with all requirements and conditions to the issuance of the final policy deleted or marked satisfied, issued by a title insurance company satisfactory to Lender, each in an amount equal to not less than the fair market value of the real property subject to the deed of trust or mortgage insured thereby, insuring that such deed of trust or mortgage creates a valid first lien on, and security title to, all real property described therein, with no survey exceptions and no other exceptions which Lender shall not have approved in writing;

                  (iv) A Phase I environmental report from a qualified engineering firm or other qualified consultant acceptable to Lender with respect to an investigation and audit of all such real property, which shall be based on a thorough review of past and present uses, occupants, ownership and tenancy of the property and/or adjacent properties and/or up gradient properties regarding subsurface ground water hazards, soils and/or test boring reports, (ii) contact with local, state or federal agencies regarding known or suspected hazardous material contamination of the property or other properties in the area,
         (iii) review of aerial photographs, (iv) visual site inspection noting unregulated fills, storage tanks or areas, ground discoloration or soil odors and (v) other investigative methods deemed necessary by the consultant or Lender to enable the consultant to report that there is no apparent or likely contamination of the property or another property in the area and, if deemed reasonably necessary to further investigate suspected or likely contamination, (vi) supplemental environmental reports prepared by qualified consultants of the analysis of core drilling or ground water samples from the property, showing no contamination by hazardous materials;

                  (v) Such other materials and information concerning such real property as Lender may require, including, without limitation, (i) current and accurate surveys thereof satisfactory to Lender, certified to Lender and showing the location of the 100-year and 50-year flood plains thereon, (ii) zoning letters as to the zoning status thereof,
         (iii) certificates of occupancy and (iv) owner's affidavits as to such matters relating thereto as Lender may request.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.01 Notices. All communications under or in connection with this Agreement or the Notes shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, or personally delivered to an officer of the receiving party.
All such communications shall be mailed or delivered as follows:

                  (a) If to the Borrowers or any Guarantor, to the Borrowers' Agent, to its address shown at the beginning of this Agreement, or to such other address or to such individual's or department's attention as it may have furnished Lender in writing;

                  (b) If to Lender, to its address shown at the beginning of this Agreement, or to such other address or to such individual's or department's attention as it may have furnished to the Borrowers in writing.

Any notice so addressed and mailed by registered or certified mail, return receipt requested, shall be deemed to be given when so mailed, and any notice so delivered in person shall be deemed to be given when receipted for by, or actually received by, an authorized officer of the Borrowers' Agent or Lender, as the case may be.

         Section 8.02 Deviation from Covenants. The procedure to be followed by the Borrowers or Guarantors to obtain the consent of Lender to any deviation from the covenants contained in this Agreement or any other Security Instrument shall be as follows:

                  (a) The Borrowers' Agent shall send a written notice to Lender setting forth (i) the covenant(s) relevant to the matter, (ii) the requested deviation from the covenant(s) involved, and (iii) the reason for the requested deviation from the covenant(s); and

                  (b) Lender will within a reasonable time send a written notice to the Borrowers' Agent, signed by an authorized officer of Lender, permitting or refusing the request; but in no event will any deviation from the covenants of this Agreement or any other Security Instrument be effective without the written consent of Lender.

         Section 8.03 Invalidity. In the event that any one or more of the provisions contained in the Notes, this Agreement or in any other Security Instrument shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Security Instrument.

         Section 8.04 Survival of Agreements. All representations and warranties of the Borrowers and Guarantors herein, and all covenants and agreements herein not fully performed before the effective date of this Agreement, shall survive such date.

         Section 8.05 Successors and Assigns. All covenants and agreements contained by or on behalf of the Borrowers or any Subsidiary or any Guarantor in the Notes, this Agreement and any other Security Instrument shall bind its successors and assigns or the heirs and personal representatives of any individual Guarantor and shall inure to the benefit of Lender and its successors and assigns; except that neither Borrowers nor any Guarantor nor any Person acting on behalf of any of them may assign any of their rights hereunder without the prior written consent of Lender. In the event that Lender sells participations in the Notes, or other Indebtedness of the Borrowers incurred or to be incurred pursuant to this Agreement, to other lenders, each of such other lenders shall have the rights of set off against such Indebtedness and similar rights or Liens to the same extent as may be available to Lender.

         Section 8.06 Renewal, Extension or Rearrangement. All provisions of this Agreement relating to the Notes or other Indebtedness shall apply with equal force and effect to each and all promissory notes hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of any part of the Indebtedness originally represented by the Notes or of any part of such other Indebtedness. Any provision of this Agreement to be performed during the "term of this Agreement," "term hereof" or similar language, shall include any extension period.

         Section 8.07 Waivers. No course of dealing on the part of Lender, its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under the Notes, this Agreement or any other Security Instrument shall operate as a waiver thereof, except as otherwise provided in Section 8.02 hereof.

         Section 8.08 Cumulative Rights. Rights and remedies of Lender under the Notes, this Agreement and each other Security Instrument shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

         Section 8.09 Construction. This Agreement is, and each of the Notes will be, a contract made under and shall be construed in accordance with and governed by the laws of the State of Texas.

         Section 8.10 Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws now in force. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in the Notes, this Agreement or in any other Security Instrument or agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under the Notes, this Agreement or under any of the other aforesaid Security Instruments or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount of interest permitted by applicable law, and any excess shall be credited on the Notes by the holder thereof (or, if the Notes shall have been paid in full, refunded to the Borrowers); (ii) determination of the rate of interest for determining whether the loans hereunder are usurious shall be made by amortizing, prorating, allocating and spreading, during the full stated term of such loans, all interest at any time contracted for, charged or received from the Borrowers in connection with such loans, and any excess shall be canceled, credited or refunded as set forth in
(i) herein; and (iii) in the event of demand for payment of the Notes, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount permitted by applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Notes (or, if the Notes shall have been paid in full, refunded to the Borrowers).

         Section 8.11 Multiple Originals. This Agreement may be executed in two
(2) or more copies; each fully executed copy shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 8.12 Exhibits. All exhibits to this Agreement are incorporated herein by this reference for all purposes. The exhibits may be attached hereto, or bound together with or separately from this Agreement, and such binding shall be effective to identify such exhibits as if attached to this Agreement.

         Section 8.13 No Triparty Loan. Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to the loans evidenced by this Agreement or the Notes.

         Section 8.14 Applicable Rate Ceiling. Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in Texas Revised Civil Statutes Annotated article 5069-1.D, as amended.

         Section 8.15 Performance and Venue. The obligations of the Borrowers and Guarantors contained herein are performable at Lender's offices in Houston, Harris County, Texas, and venue for any action in connection therewith shall be in Harris County, Texas.

         Section 8.16 Negotiation of Documents. This Agreement, the Notes and all other Security Instruments have been negotiated by the parties at arm's length, each represented by its own counsel, and the fact that the documents have been prepared by Lender's counsel, after such negotiation, shall not be cause to construe any of such documents against Lender.

         Section 8.17 Joint and Several Liability. The obligations and liability of each Borrower hereunder and under the Notes and all Security Instruments shall be joint and several.

         Section 8.18 Notices Received by Lender. Any instrument in writing, telex, telegram, telecopy or cable received by Lender in connection with any loan hereunder, which purports to be dispatched or signed by or on behalf of the Borrowers or Guarantors, shall conclusively be deemed to have been signed by such party, and Lender may rely thereon and shall have no obligation, duty or responsibility to determine the validity or genuineness thereof or authority of the Person or Persons executing or dispatching the same.

         Section 8.19 Debtor-Creditor Relationship. None of the terms of this Agreement or of any other document executed in conjunction herewith or related hereto shall be deemed to give Lender the rights or powers to exercise control over the business or affairs of the Borrowers or Guarantors. The relationship between the Borrowers and Guarantors, and Lender, created by this Agreement is only that of debtor-creditor.

         Section 8.20 No Third-Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the Borrowers, Guarantors and Lender. This Agreement does not create, and is not intended to create, any rights in favor of or enforceable by any other Person. This Agreement may be amended or modified by the agreement of the Borrowers and Lender, without any requirement or necessity for notice to, or the consent of or approval of any other Person.

         Section 8.21 Release of Liability. To the maximum extent permitted by law from time to time in effect, each Borrower and Guarantor hereby knowingly, voluntarily and intentionally (and after each has consulted with its own attorney) irrevocably and unconditionally agrees that no claim may be made by any Borrower or Guarantor against Lender or any of its affiliates, participants, shareholders, directors, officers, employees, attorneys, accountants, or agents or any of its or their successors and assigns, for any special, indirect, consequential or punitive damages in respect of any breach or wrongful conduct (whether the claim is based on contract, tort or statute) arising out of, or related to, the transactions contemplated by any of this Agreement, the Notes, the Security Instruments or any other related documents, or any act, omission, or event occurring in connection herewith or therewith. In furtherance of the foregoing, each Borrower and Guarantor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor, and each Borrower and Guarantor shall indemnify and hold harmless Lender and its affiliates, participants, shareholders, directors, officers, employees, attorneys, accountants and agents and their successors and assigns of and from any such claims. Upon the full payment of the Indebtedness, and prior to Lender releasing any lien or security interest in Property given to secure the Indebtedness, the Borrowers, Guarantors and each of their Subsidiaries shall execute a release agreement, in form and substance satisfactory to Lender, releasing Lender and Lender's affiliates, participants, shareholders, directors, officers, employees, agents and attorneys from any and all claims, demands, actions, causes of action, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, which the Borrowers, Guarantors or any such Subsidiary may have, as of the date of execution of such release or in the future, against Lender and Lender's affiliates, participants, shareholders, directors, officers, employees, agents and attorneys, arising out of or in connection with this Agreement or any related documents.

         Section 8.22 DTPA Waiver. Borrowers and Guarantors each acknowledge and agree, on it own behalf and on behalf of any permitted assigns and successors hereafter, that the DTPA is not applicable to this transaction. Accordingly, Borrower's and Guarantor's rights and remedies with respect to the transaction contemplated under this Agreement, and with respect to all acts or practices of Lender, past, present or future, in connection with such transaction, shall be governed by legal principles other than the DTPA. In furtherance thereof, each Borrower and Guarantor agrees as follows:

               (a) Each Borrower and Guarantor is a "business consumer" as defined under the DTPA. Each Borrower and Guarantor represents that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the business transaction that is the subject of this Agreement. Each Borrower and Guarantor also represents that it is not in a significantly disparate bargaining position in relation to Lender. Borrowers and Guarantor have negotiated the loan documents with Lender at arm's length and has willingly entered into the loan documents.

               (b) Borrowers and Guarantors each represents that it has been represented by legal counsel in the transaction contemplated by this Agreement and Borrowers and Guarantors and their legal counsel have negotiated the Notes and Security Instruments at arm's length, and Borrower and Guarantor shall cause its legal counsel to sign this Agreement in the space provided below for the purpose of complying with Section 17.42(a)(3) of the DTPA.

         Borrower and each Guarantor agrees, on its own behalf and on behalf of its permitted assigns and successors, that all of its rights and remedies under the DTPA are WAIVED AND RELEASED, including specifically, without limitation, all rights and remedies under the DTPA resulting from or arising out of any and all acts or practices of Lender in connection with this transaction, whether such acts or practices occur before or after the execution of this Agreement; provided, however, notwithstanding anything to the contrary herein, in accordance with Section 17.42 of the DTPA, Borrowers and Guarantors do not waive
Section 17.555 of the DTPA.

         Section 8.23 Waiver of Trial by Jury. EACH BORROWER, GUARANTOR AND LENDER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE BORROWERS, GUARANTORS OR ANY OF THEM, OR LENDER, ARISING OUT OF THIS AGREEMENT, THE NOTES, THE SECURITY INSTRUMENTS OR ANY OTHER INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH, OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE BORROWERS, GUARANTORS, OR EITHER OF THEM, AND LENDER OF ANY KIND OR NATURE. EACH SUCH PARTY ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

         Section 8.24 Reversal of Payments. Lender shall have the continuing and exclusive right to apply, reverse and re-apply any and all payments to any portion of the Indebtedness in a manner consistent with the terms of this Agreement. To the extent any Borrower or Guarantor makes a payment or payments to Lender, or Lender receives any payment or proceeds of any collateral for any Borrower's or Guarantor's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Indebtedness or part thereof intended to be satisfied shall be revived and continued in full force and effect, as if such payment or proceeds had not been received by Lender.

         Section 8.25 Injunctive Relief. Each Borrower and Guarantor recognizes that, in the event any Borrower or Guarantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lender; therefore, each Borrower and Guarantor agrees that if any Event of Default shall have occurred and be continuing, Lenders shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages.

         Section 8.26 Indemnification. THE BORROWERS AND GUARANTORS JOINTLY AND SEVERALLY AGREE TO INDEMNIFY AND HOLD HARMLESS LENDER AND ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ADVISORS (EACH, AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION OR PROCEEDING OR PREPARATION OF DEFENSE IN CONNECTION THEREWITH) THIS AGREEMENT, THE NOTES, THE SECURITY INSTRUMENTS OR ANY OTHER INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION THEREWITH OR HEREWITH, ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN OR HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE LOANS (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTY), EXCEPT TO THE EXTENT SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSE IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN THE CASE OF AN INVESTIGATION, LITIGATION OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 8.26 APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY ANY BORROWER OR GUARANTOR OR THEIR RESPECTIVE DIRECTORS, SHAREHOLDERS OR CREDITORS OR AN INDEMNIFIED PARTY OR ANY OTHER PERSON OR ANY INDEMNIFIED PARTY IS OTHERWISE A PARTY THERETO AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED. EACH BORROWER AND GUARANTOR AGREES NOT TO ASSERT ANY CLAIM AGAINST LENDER, ANY OF ITS AFFILIATES OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS AND ADVISERS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT OR THE OTHER INSTRUMENTS AND AGREEMENTS REFERENCED ABOVE, ANY

OF THE TRANSACTIONS CONTEMPLATED THEREIN OR HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE LOANS. WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER AGREEMENT OF THE BORROWERS HEREUNDER, THE AGREEMENTS AND OBLIGATIONS OF BORROWERS AND GUARANTORS CONTAINED IN THIS SECTION 8.26 SHALL SURVIVE THE PAYMENT IN FULL OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE UNDER THIS AGREEMENT.

         Section 8.27 Governing Law. THIS AGREEMENT, THE NOTES, THE SECURITY INSTRUMENTS AND ALL OTHER INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH (UNLESS ANY SUCH OTHER INSTRUMENT OR AGREEMENT SPECIFICALLY PROVIDES OTHERWISE) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, PROVIDED THAT TO THE EXTENT FEDERAL LAW WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAWS WHICH PURPORT TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED OR RECEIVED IN CONNECTION WITH ANY OF THE INDEBTEDNESS, SUCH FEDERAL LAW SHALL APPLY.

         Section 8.28 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         Section 8.29 Final Expression. THIS WRITTEN LOAN AGREEMENT, THE NOTE AND THE SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

                                   BORROWERS:

                                   B&B ELECTROMATIC, INC.


                                   By:
                                      ---------------------------------------
                                      Gerald K. Beckmann
                                      Chairman



                                   GOLSTON COMPANY, INC.


                                   By:
                                      ---------------------------------------
                                      Gerald K. Beckmann
                                      Chairman

                                   GUARANTORS:

                                   INTEGRATED SECURITY SYSTEMS, INC.


                                   By:
                                      ---------------------------------------
                                      Gerald K. Beckmann
                                      Chairman



                                   INTELLI-SITE, INC.


                                   By:
                                      ---------------------------------------
                                      Gerald K. Beckmann
                                      Chairman


                                   TRI-COASTAL SYSTEMS, INC.

                                   By:
                                      ---------------------------------------
                                      Gerald K. Beckmann
                                      Chairman

                                   LENDER:

                                      FROST CAPITAL GROUP


                                   By:
                                      ---------------------------------------
                                      Jay Beckmann
                                      Senior Vice President

                                  SCHEDULE 3.08

                                                              Common Shares
                                                             ----------------

Convertible Preferred Stock of ISSI                            205,000 shares

Employee Stock Option Plans of ISSI                          2,000,000 shares

Warrants issued by ISSI                                      5,500,000 shares

Convertible Debentures made by ISSI                          7,590,692 shares

Non-Qualified Options                                          439,200 shares

                                   EXHIBIT "A"
                                TO LOAN AGREEMENT
                                      AMONG
                             B&B ELECTROMATIC, INC.,
                              GOLSTON COMPANY, INC.
                                       AND
                               FROST CAPITAL GROUP


                               Inventory Loan Note

                             INVENTORY LOAN NOTE


$                                                             January __, 1999
 _______________

         FOR VALUE RECEIVED, the undersigned, __________________________, a corporation (hereinafter called "Maker") promises to pay to the order of THE FROST NATIONAL BANK, a national banking association doing business as FROST CAPITAL GROUP (hereinafter called "Lender"), at its offices at 1010 Lamar, Suite 700, Houston, Harris County, Texas 77002, in lawful money of the United States of America, the sum of ____________________ AND ___/100 DOLLARS ($__________) or
such lesser amount as may be loaned and remain outstanding hereunder, together with accrued interest as provided hereinbelow.

         This promissory note ("Note") is executed and delivered by Maker pursuant to that certain Loan Agreement dated as of January __, 1999 among Lender, Maker, B&B Electromatic, Inc. and Golston Company, Inc. (hereinafter called the "Loan Agreement") and is an Inventory Loan Note as defined therein. All terms defined in the Loan Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Loan Agreement.

         The loan outstanding and evidenced hereunder is subject to the terms and provisions of the Loan Agreement. The maximum principal amount at any time outstanding hereunder shall not at any time exceed an amount equal to the maximum amount allowed to be outstanding hereunder as prescribed by Section 2.01(a) of the Loan Agreement.

         The loan outstanding and evidenced hereunder is due and payable ON DEMAND, but if no demand is made, and for so long as no demand is made; then in accordance with the terms set forth in Section 2.01(a) of the Loan Agreement. Interest on the unpaid principal balance of this Note shall accrue at the rate provided in Section 2.02 of the Loan Agreement and shall be payable monthly on the first day of each month during the term hereof.

         If any Event of Default shall have occurred then, at the option of Lender, the principal and unpaid accrued interest on this Note and any and all other indebtedness of Maker to Lender shall become and be due and payable forthwith without demand, notice of default or of intent to accelerate the maturity hereof, notice of acceleration, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by Maker and each drawer, accepter, endorser, guarantor, surety, accommodation party or other person now or hereafter primarily or secondarily liable upon or for payment of all or any part of this Note (each hereinafter called an "other liable party").

         If this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection hereof, Maker and each other liable party agree to pay Lender its collection costs, including a reasonable amount (which is agreed to be an additional amount at least equal to fifteen percent (15%) of the unpaid principal and interest hereof) for attorney's fees, but in no event to exceed the maximum amount permitted by law. Maker and each other liable party are and shall be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and Maker and each other liable party hereby expressly waive bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security and Maker and each other liable party hereby consent to and agree to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or partial prepayments hereon, or any release or substitution of security herefor, in whole or in part, with or without notice, from time to time, before or after maturity.

         It is the intention of Maker and Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this Note by the holder hereof (or, if this Note shall have been paid in full, refunded to Maker); (ii) determination of the rate of interest for determining whether the loan hereunder is usurious shall be made by amortizing, prorating, allocating and spreading, in equal parts during the full stated term of such loan, all interest at any time contracted for, charged or received from the Maker in connection with such loan, and any excess shall be canceled, credited or refunded as set forth in (i) herein; and (iii) in the event that maturity of this Note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this Note (or if this Note shall have been paid in full, refunded to Maker).

         This Note shall be construed under and governed by the laws of the State of Texas (including applicable federal law), but in any event Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to the loan evidenced by this Note.

         Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in Texas Revised Civil Statutes Annotated article 5069-1.D as amended.

         This Note is secured as provided by the Loan Agreement and the "Security Instruments" defined therein.

         Wherefore, intending to be legally bound hereby, Maker has executed this Note.

                                        MAKER:

Address:
                                        --------------------------------------

                                        By:
----------------------------               -----------------------------------
                                        Name:
----------------------------                 ---------------------------------
                                        Title:
----------------------------                  --------------------------------

                                  EXHIBIT "B-1"
                                TO LOAN AGREEMENT
                                      AMONG
                             B&B ELECTROMATIC, INC.,
                              GOLSTON COMPANY, INC.
                                       AND
                               FROST CAPITAL GROUP


                                   Term Note A

                                   TERM NOTE A


$                                                             January __, 1999
 ___________

         FOR VALUE RECEIVED, the undersigned, ______________________, a corporation (hereinafter called "Maker") promises to pay to the order of THE FROST NATIONAL BANK, a national banking association doing business as FROST CAPITAL GROUP (hereinafter called "Lender"), at its offices at 1010 Lamar, Suite 700, Houston, Harris County, Texas 77002, in lawful money of the United States of America, the sum of ____________ and ___________/100 Dollars ($____________ )
or such lesser amount as may be loaned and remain outstanding hereunder, together with accrued interest as provided hereinbelow.

         This promissory note ("Note") is executed and delivered by Maker pursuant to that certain Loan Agreement dated as of January __, 1999 among Lender, Maker, B&B Electromatic, Inc. and Golston Company, Inc. (hereinafter called the "Loan Agreement") and is a Term Note A as defined therein. All terms defined in the Loan Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Loan Agreement.

         All loans outstanding and evidenced hereunder are subject to the terms and provisions of the Loan Agreement. The maximum principal amount at any time outstanding hereunder shall not at any time exceed an amount equal to the maximum amount allowed to be outstanding hereunder as prescribed by the Loan Agreement. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Notes as provided in Section 2.02 of the Loan Agreement (but in no event to exceed the Maximum Nonusurious Interest Rate).

         The principal of this Note is due and payable in twenty four (24) monthly installments, the first twenty three (23) of which shall be in the amount of _____________________and /100 Dollars ($__________ ) each, on the first (1st) day of each month commencing January 1, 1999, and one (1) final installment of all unpaid principal and accrued interest on January 1, 2000. Accrued interest under this Note, at the rate provided in Section 2.02 of the Loan Agreement, shall be due and payable monthly on the first day of each month during the term hereof in addition to any payment of principal which may be due on such date. Provided that, notwithstanding the foregoing, the entire principal balance of this Note, and all accrued interest hereon, shall automatically be and become due and payable immediately upon the maturity of any Inventory Loan Note, whether by demand or otherwise, however such maturity may occur or be brought about. Lender's records shall be prima facie evidence of loans, payments and interest accruals hereunder.

         If any Event of Default shall have occurred then, at the option of Lender, the principal and unpaid accrued interest on this Note and any and all other indebtedness of Maker to Lender shall become and be due and payable forthwith without demand, notice of default or of intent to accelerate the maturity hereof, notice of acceleration, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by Maker and each drawer, accepter, endorser, guarantor, surety, accommodation party or other person now or hereafter primarily or secondarily liable upon or for payment of all or any part of this Note (each hereinafter called an "other liable party").

         If this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection hereof, Maker and each other liable party agree to pay Lender its collection costs, including a reasonable amount (which is agreed to be an additional amount at least equal to fifteen percent (15%) of the unpaid principal and interest hereof) for attorney's fees, but in no event to exceed the maximum amount permitted by law. Maker and each other liable party are and shall be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and Maker and each other liable party hereby expressly waive bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security and Maker and each other liable party hereby consent to and agree to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or partial prepayments hereon, or any release or substitution of security herefor, in whole or in part, with or without notice, from time to time, before or after maturity.

         It is the intention of Maker and Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this Note by the holder hereof (or, if this Note shall have been paid in full, refunded to Maker); (ii) determination of the rate of interest for determining whether the loans hereunder are usurious shall be made by amortizing, prorating, allocating and spreading, in equal parts during the full stated term of such loans, all interest at any time contracted for, charged or received from the Maker in connection with such loans, and any excess shall be canceled, credited or refunded as set forth in (i) herein; and (iii) in the event that maturity of this Note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this Note (or if this Note shall have been paid in full, refunded to Maker).

         This Note shall be construed under and governed by the laws of the State of Texas (including applicable federal law), but in any event Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to the loan evidenced by this Note.

         Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in Texas Revised Civil Statutes article 5069.1D, as amended.

         This Note is secured as provided by the Loan Agreement and the "Security Instruments" defined therein.

         Wherefore, intending to be legally bound hereby, Maker has executed this Note.

                                        MAKER:

Address:
                                        --------------------------------------

                                        By:
----------------------------               -----------------------------------
                                        Name:
----------------------------                 ---------------------------------
                                        Title:
----------------------------                  --------------------------------

                                  EXHIBIT "B-2"
                                TO LOAN AGREEMENT
                                      AMONG
                             B&B ELECTROMATIC, INC.,
                              GOLSTON COMPANY, INC.
                                       AND
                               FROST CAPITAL GROUP


                                   Term Note B

                                   TERM NOTE B


$                                                            ___________, 199_
 ____________

         FOR VALUE RECEIVED, the undersigned, _________________, a corporation (hereinafter called "Maker") promises to pay to the order of THE FROST NATIONAL BANK, a national banking association doing business as FROST CAPITAL GROUP (hereinafter called "Lender"), at its offices at 1010 Lamar, Suite 700, Houston, Harris County, Texas 77002, in lawful money of the United States of America, the sum of ___________________and ____________/100 Dollars ($___________ ) or such lesser amount as may be loaned and remain outstanding hereunder, together with accrued interest as provided hereinbelow.

         This promissory note ("Note") is executed and delivered by Maker pursuant to that certain Loan Agreement dated as of January 22, 1999 among Lender, Maker, B&B Electromatic, Inc. and Golston Company, Inc. (hereinafter called the "Loan Agreement") and is a Term Note B as defined therein. All terms defined in the Loan Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Loan Agreement.

         All loans outstanding and evidenced hereunder are subject to the terms and provisions of the Loan Agreement. The maximum principal amount at any time outstanding hereunder shall not at any time exceed an amount equal to the maximum amount allowed to be outstanding hereunder as prescribed by the Loan Agreement. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Notes as provided in Section 2.02 of the Loan Agreement (but in no event to exceed the Maximum Nonusurious Interest Rate).

         The principal of this Note is due and payable in forty-eight (48) monthly installments, the first forty-seven (47) of which shall be in the amount of $__________ each, on the first day of each month during the term hereof beginning on the first day of the calendar month next occurring after the date hereof, and one final installment of all unpaid principal and accrued unpaid interest on the date that is the fourth (4th) anniversary of the date thereof. Accrued interest under this Note, at the rate provided in Section 2.02 of the Loan Agreement, shall be due and payable monthly on the first day of each month during the term hereof in addition to any payment of principal which may be due on such date. Provided that, notwithstanding the foregoing, the entire principal balance of this Note, and all accrued interest thereon, shall automatically be and become due and payable immediately upon the maturity of any Inventory Loan Note, whether by demand or otherwise, however such maturity may occur or be brought about. Lender's records shall be prima facie evidence of loans, payments and interest accruals hereunder.

         If any Event of Default shall have occurred then, at the option of Lender, the principal and unpaid accrued interest on this Note and any and all other indebtedness of Maker to Lender shall become and be due and payable forthwith without demand, notice of default or of intent to accelerate the maturity hereof, notice of acceleration, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by Maker and each drawer, accepter, endorser, guarantor, surety, accommodation party or other person now or hereafter primarily or secondarily liable upon or for payment of all or any part of this Note (each hereinafter called an "other liable party").

         If this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection hereof, Maker and each other liable party agree to pay Lender its collection costs, including a reasonable amount (which is agreed to be an additional amount at least equal to fifteen percent (15%) of the unpaid principal and interest hereof) for attorney's fees, but in no event to exceed the maximum amount permitted by law. Maker and each other liable party are and shall be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and Maker and each other liable party hereby expressly waive bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security and Maker and each other liable party hereby consent to and agree to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or partial prepayments hereon, or any release or substitution of security herefor, in whole or in part, with or without notice, from time to time, before or after maturity.

         It is the intention of Maker and Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this Note by the holder hereof (or, if this Note shall have been paid in full, refunded to Maker); (ii) determination of the rate of interest for determining whether the loans hereunder are usurious shall be made by amortizing, prorating, allocating and spreading, in equal parts during the full stated term of such loans, all interest at any time contracted for, charged or received from the Maker in connection with such loans, and any excess shall be canceled, credited or refunded as set forth in (i) herein; and (iii) in the event that maturity of this Note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this Note (or if this Note shall have been paid in full, refunded to Maker).

         This Note shall be construed under and governed by the laws of the State of Texas (including applicable federal law), but in any event Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to the loan evidenced by this Note.

         Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in Texas Revised Civil Statutes Annotated article 5069-1.D, as amended.

         This Note is secured as provided by the Loan Agreement and the "Security Instruments" defined therein.

         Wherefore, intending to be legally bound hereby, Maker has executed this Note.

                                        MAKER:

Address:
                                        --------------------------------------

                                        By:
----------------------------               -----------------------------------
                                        Name:
----------------------------                 ---------------------------------
                                        Title:
----------------------------                  --------------------------------

                                 EXHIBIT "B-3"
                                TO LOAN AGREEMENT
                                      AMONG
                             B&B ELECTROMATIC, INC.,
                              GOLSTON COMPANY, INC.
                                       AND
                               FROST CAPITAL GROUP


                                   Term Note C

                                   TERM NOTE C


$                                                            ___________, 199_
 ____________

         FOR VALUE RECEIVED, the undersigned, _______________ , a corporation (hereinafter called "Maker") promises to pay to the order of THE FROST NATIONAL BANK, a national banking association doing business as FROST CAPITAL GROUP (hereinafter called "Lender"), at its offices at 1010 Lamar, Suite 700, Houston, Harris County, Texas 77002, in lawful money of the United States of America, the sum of____________ and _____________/100 Dollars ($_____________ ) or such lesser amount as may be loaned and remain outstanding hereunder, together with accrued interest as provided hereinbelow.

         This promissory note ("Note") is executed and delivered by Maker pursuant to that certain Loan Agreement dated as of January 22, 1999 among Lender, Maker, B&B Electromatic, Inc. and Golston Company, Inc. (hereinafter called the "Loan Agreement") and is a Term Note C as defined therein. All terms defined in the Loan Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Loan Agreement.

         All loans outstanding and evidenced hereunder are subject to the terms and provisions of the Loan Agreement. The maximum principal amount at any time outstanding hereunder shall not at any time exceed an amount equal to the maximum amount allowed to be outstanding hereunder as prescribed by the Loan Agreement. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Notes as provided in Section 2.02 of the Loan Agreement (but in no event to exceed the Maximum Nonusurious Interest Rate).

         The principal of this Note is due and payable in seventy-two (72) monthly installments, the first seventy-one (71) of which shall be in the amount of $____________ each, on the first day of each month during the term hereof beginning on the first day of the calendar month next occurring after the date hereof, and one final installment of all unpaid principal and accrued unpaid interest on the date that is the sixth (6th) anniversary of the date thereof. Accrued interest under this Note, at the rate provided in Section 2.02 of the Loan Agreement, shall be due and payable monthly on the first day of each month during the term hereof in addition to any payment of principal which may be due on such date. Provided that, notwithstanding the foregoing, the entire principal balance of this Note, and all accrued interest thereon, shall automatically be and become due and payable immediately upon the maturity of any Inventory Loan Note, whether by demand or otherwise, however such maturity may occur or be brought about. Lender's records shall be prima facie evidence of loans, payments and interest accruals hereunder.

         If any Event of Default shall have occurred then, at the option of Lender, the principal and unpaid accrued interest on this Note and any and all other indebtedness of Maker to Lender shall become and be due and payable forthwith without demand, notice of default or of intent to accelerate the maturity hereof, notice of acceleration, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by Maker and each drawer, accepter, endorser, guarantor, surety, accommodation party or other person now or hereafter primarily or secondarily liable upon or for payment of all or any part of this Note (each hereinafter called an "other liable party").

         If this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection hereof, Maker and each other liable party agree to pay Lender its collection costs, including a reasonable amount (which is agreed to be an additional amount at least equal to fifteen percent (15%) of the unpaid principal and interest hereof) for attorney's fees, but in no event to exceed the maximum amount permitted by law. Maker and each other liable party are and shall be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and Maker and each other liable party hereby expressly waive bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security and Maker and each other liable party hereby consent to and agree to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or partial prepayments hereon, or any release or substitution of security herefor, in whole or in part, with or without notice, from time to time, before or after maturity.

         It is the intention of Maker and Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this Note by the holder hereof (or, if this Note shall have been paid in full, refunded to Maker); (ii) determination of the rate of interest for determining whether the loans hereunder are usurious shall be made by amortizing, prorating, allocating and spreading, in equal parts during the full stated term of such loans, all interest at any time contracted for, charged or received from the Maker in connection with such loans, and any excess shall be canceled, credited or refunded as set forth in (i) herein; and (iii) in the event that maturity of this Note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this Note (or if this Note shall have been paid in full, refunded to Maker).

         This Note shall be construed under and governed by the laws of the State of Texas (including applicable federal law), but in any event Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to the loan evidenced by this Note.

         Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in Texas Revised Civil Statutes Annotated article 5069-1.D, as amended.

         This Note is secured as provided by the Loan Agreement and the "Security Instruments" defined therein.

         Wherefore, intending to be legally bound hereby, Maker has executed this Note.

                                        MAKER:

Address:
                                        --------------------------------------

                                        By:
----------------------------               -----------------------------------
                                        Name:
----------------------------                 ---------------------------------
                                        Title:
----------------------------                  --------------------------------